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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
PRAXAIR, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT

39 Old Ridgebury Road
Danbury, Connecticut 06810-5113

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 27, 2004

Dear Praxair Shareholder:

        The Annual Meeting of Shareholders of Praxair, Inc. will be held at 9:30 a.m. on Tuesday, April 27, 2004 in the Grand Ballroom of the Sheraton Danbury, 18 Old Ridgebury Road, Danbury, Connecticut, for the following purposes:

  1.
  To elect three directors to the Board of Directors.

  2.
  To approve an amendment to Praxair's 2002 Long Term Incentive Plan.

  3.
  To approve an amendment to Praxair's Certificate of Incorporation.

  4.
  To approve a Stockholder Protection Rights Agreement.

  5.
  To conduct such other business as may properly come before the meeting.

        Only holders of Common Stock of Praxair, Inc. of record at the close of business on March 1, 2004 will be entitled to vote at the meeting or any adjournment thereof.

        It is important that your shares be represented and voted at the meeting. You may vote your shares by means of a proxy form using one of the following methods:

  1.
  Electronically on the Internet (if instructions for this method are included in this package), OR

  2.
  By telephone (if instructions for this method are included in this package), OR

  3.
  By signing and dating the proxy/voting instruction card enclosed in this package and returning it in the postage-paid envelope that is provided.

        The giving of such proxy does not affect your right to vote in person if you attend the meeting.

        We encourage you to complete and file your proxy electronically or by telephone (if those options are available to you) as a means of reducing the Company's expenses related to the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

DAVID H. CHAIFETZ, Vice President, General Counsel and Secretary

March [12], 2004

      WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL
      MEETING IN PERSON, PLEASE PROMPTLY COMPLETE AND FILE
      A PROXY, EITHER BY INTERNET, BY TELEPHONE OR BY MAIL.

PROXY STATEMENT
TABLE OF CONTENTS

PRELIMINARY PROXY STATEMENT

39 Old Ridgebury Road
Danbury, Connecticut 06810-5113

PROXY STATEMENT

Annual Meeting of Shareholders
Tuesday, April 27, 2004

        This statement is furnished to shareholders of Praxair, Inc. ("Praxair" or the "Company") in connection with the solicitation of proxies for the Annual Meeting of Shareholders to be held at the Sheraton Danbury, 18 Old Ridgebury Road, Danbury, Connecticut on April 27, 2004, at 9:30 a.m. or at any adjournment thereof (the "Annual Meeting"). This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about March [12], 2004. The enclosed proxy is solicited on behalf of the Board of Directors of Praxair.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

Item 1: Election of Directors

        Three directors are to be elected. Praxair's Board of Directors is divided into three classes serving staggered terms. The terms of three of the present directors expire this year and each of them has been nominated for reelection.

        Your Board recommends that Alejandro Achaval, Ronald L. Kuehn, Jr., and H. Mitchell Watson, Jr. be elected to serve in the class with terms expiring in 2007. Each nominee has agreed to be named in this Proxy Statement and to serve if elected. Biographical data on these nominees and the other members of the Board of Directors is presented at page 14 of this Proxy Statement under the caption "The Board of Directors".

        If one or more of the nominees becomes unavailable for election or service as a director, the proxy holders will vote your shares for one or more substitutes designated by the Board of Directors, or the size of the Board of Directors will be reduced.

        To be elected, a nominee must receive a plurality of the votes cast at the Annual Meeting in person or by proxy. See the Vote Counting Rules at page 5 of this Proxy Statement.

Item 2: Proposal to Amend the Long Term Incentive Plan

        Your Board, upon the recommendation of its independent Compensation and Management Development Committee, has approved an amendment to the 2002 Praxair, Inc. Long Term Incentive Plan (the "Plan"). The purpose of the proposed amendment is to increase the number of shares authorized for issuance under the Plan. This will permit the continuation of a responsible long term incentive program as an essential component of Praxair's overall compensation plan for employees.

        Praxair's use of long term incentives has been prudent and responsible by all objective measures and one measure of the effectiveness of this program is the excellent shareholder return performance as shown in the performance graph at page 18 of this Proxy Statement. Oversight responsibilities for this program are vested in an independent Compensation Committee (see page 19 of this Proxy Statement).

        The proposed amendment would not change other provisions of the Plan currently in effect such as

  •
  the prohibition against options repricing without shareholder approval

  •
  the prohibition against discounted stock options

  •
  limits on individual awards and an overall limit on stock grants, including restricted stock

  •
  minimum vesting requirements for stock options and other awards

        More information about the proposed amendment is presented at page 29 of this Proxy Statement. The complete text of the Plan, incorporating the proposed amendment, is attached to this Proxy Statement as Appendix 3.

        In order for this proposal to be adopted by the shareholders, at least a majority of the votes cast at the Annual Meeting in person or by proxy by the shareholders entitled to vote on the matter must be voted in its favor. See the Vote Counting Rules at page 5 of this Proxy Statement.

Item 3: Proposal to Amend the Certificate of Incorporation

        Your Board has approved an amendment to Praxair's Restated Certificate of Incorporation to increase the aggregate number of Praxair's common stock which Praxair is authorized to issue from 500,000,000 to 800,000,000.

        As a result of the 2:1 stock split effected on December 15, 2003, 354,951,262 of the authorized amount have been issued as of year end. Your Board believes that the proposed amendment will restore the flexibility available to the Board prior to the split, maintaining its ability to respond to various corporate opportunities which may arise in the future. The unissued shares would be available from time to time for various corporate purposes, including stock splits, stock dividends, employee benefit and compensation plans, acquisitions and public or private sale for cash as a means of raising capital.

        More information about the proposed amendment is presented at page 32 of this Proxy Statement. The complete text of the proposed amendment, which would amend the first paragraph of Article IV of the Restated Certificate of Incorporation, is attached to this Proxy Statement as Appendix 4.

        In order for this proposal to be adopted by the shareholders, at least a majority of the outstanding shares of Praxair common stock entitled to vote on the matter must be voted in its favor. See the Vote Counting Rules at page 5 of this Proxy Statement.

Item 4: Proposal to Approve a Stockholder Protection Rights Agreement

        On December 9, 2003, your Board amended the existing Stockholder Protection Rights Agreement to cause its termination shortly after the date of this Annual Meeting; more than eight years earlier than its original termination date. In addition, it adopted a policy (summarized on page 33 of this Proxy Statement) whereby any future Rights Agreement must be submitted to the shareholders for approval. Consistent with this policy, the Board now submits for shareholder approval a new Rights Agreement that would take effect upon termination of the existing agreement.

        Your Board believes that a Rights Agreement is in the best interests of Praxair's shareholders. Such an agreement provides time and bargaining power for your Board, in the case of coercive, abusive, or opportunistic hostile offers, to evaluate an offer, consider alternative offers, and to negotiate the best price for you if a change in control transaction is to occur. There is substantial empirical evidence that shareholders receive higher premiums in takeovers where a Rights Agreement is in place.

        Praxair has consulted with many of its large shareholders, proxy advisors, and published guidelines in the drafting of the proposed agreement. Your Board believes that the Rights Agreement, as proposed, deals with the concerns raised in those consultations and contains many progressive "shareholder-friendly" features preferred by thought leaders in this area.

        More information about the proposed Stockholder Protection Rights Agreement is presented at page 33 of this Proxy Statement. The complete text of the proposed agreement is attached to this Proxy Statement as Appendix 5.

        In order for this proposal to be adopted by the shareholders, at least a majority of votes cast at the Annual Meeting in person or by proxy by shareholders entitled to vote on the matter must be voted in its favor. See Vote Counting Rules at page 5 of this Proxy Statement. If shareholders do not so approve the Stockholder Protection Rights Agreement as proposed, that agreement will not go into effect.

Item 5: Other Business

        Praxair knows of no other business that will be considered for action at the Annual Meeting. If any other business calling for a vote of shareholders is properly presented at the meeting, the proxy holders will vote your shares in accordance with their best judgment.

PROXY AND VOTING PROCEDURES

Shareholders Entitled to Vote

        Common Stock shareholders of record at the close of business on March 1, 2004 will be entitled to vote at the Annual Meeting. As of that date, a total of [324,911,608] shares of Praxair's Common Stock were outstanding and entitled to vote. Each share of Common Stock is entitled to one vote.

Filing of Proxies

        Your vote is important. Because many shareholders cannot attend the Annual Meeting in person, it is necessary that a large number be represented by proxy. Most shareholders have a choice of voting over the Internet, by using a toll-free telephone number or by completing a proxy card and mailing it in the postage-paid envelope provided. Check your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you. Please be aware that, if you vote over the Internet, you may incur costs such as telecommunication and Internet access charges for which you will be responsible.

        The Internet and telephone voting procedures are designed to authenticate shareholders and to allow shareholders to confirm that their instructions have been properly recorded.

Voting of Proxies

        All shares entitled to vote and represented by a properly completed proxy (either by Internet, telephone or mail) will be voted at the Annual Meeting as indicated on the proxy unless earlier revoked by you. If no instructions are indicated for a matter on an otherwise properly completed proxy from a shareholder of record, the shares represented by that proxy will be voted on that matter as recommended by the Board of Directors. See also the Vote Counting Rules at page 5 of this Proxy Statement. Execution of the proxy also confers discretionary authority on the proxy holder to vote your shares on other matters that may properly come before the meeting.

Revocation of Proxy

        You may revoke your proxy at any time before it is voted by filing with Praxair's Secretary a written revocation, by timely delivery of a properly completed, later-dated proxy (including by Internet or telephone), or by voting in person at the Annual Meeting.

Voting at the Annual Meeting

        The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting.

Quorum

        The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote shall constitute a quorum. The shares represented by withhold votes, abstentions and broker non-votes on filed proxies and ballots will be considered present for quorum purposes (for an explanation of "broker non-votes", see vote counting information below).

Vote Counting Rules

        If you are a shareholder of record and submit a proxy card (whether by Internet, telephone or mail) without specifying a choice on any matter to be considered at this meeting, the proxy holders intend to vote your shares according to the Board's recommendation on that matter.

        If you hold your shares in a brokerage or bank account, then, under New York Stock Exchange rules and Delaware corporation law,

  1.
  With respect to Item #1 (Election of Directors), your broker or bank is entitled to vote your shares on this matter if no instructions are received from you. Abstentions may not be specified as to the election of directors.

  2.
  With respect to both Item #2 (Amendment to Long Term Incentive Plan) and Item #4 (Stockholder Protection Rights Agreement), your failure to give voting instructions to your broker or bank will result in a so-called "broker non-vote" (since your broker or bank is not entitled to vote your shares on these matters unless it receives instructions from you). Broker non-votes and abstentions are not considered votes cast and, therefore, will be counted neither for nor against these matters.

  3.
  With respect to Item #3 (Amendment to Certificate of Incorporation), your broker or bank is entitled to vote your shares on this matter if no instructions are received from you. Abstentions will have the effect of votes against this proposal because it requires an affirmative vote of the majority of shares outstanding.

        If you hold your shares in the Praxair, Inc., Praxair Distribution, Inc., Praxair Healthcare Services, Inc., Praxair Puerto Rico, Inc., or the Dow Chemical Company Employees' savings plan, and if the plan trustee receives no voting instructions from you, then, under the applicable plan trust agreement, the plan trustee must vote your shares in the same proportion on each matter as it votes the shares for which it has received instructions.

HOW TO RECEIVE YOUR ANNUAL REPORT AND
PROXY STATEMENT ON-LINE

        Save Praxair future postage and printing expense by consenting to receive future annual reports, meeting notices, and proxy statements on-line on the Internet.

        Most shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. Those shareholders will be given the opportunity to consent to future Internet delivery when they vote their proxy. (For some shareholders, this option is only available if you vote by Internet.)

        If you are not given an opportunity to consent to Internet delivery when you vote your proxy, contact the bank, broker or other holder of record through which you hold your shares and inquire about the availability of such an option for you.

        If you consent, your account will be so noted and, when Praxair's 2004 Annual Report, meeting notice, and the Proxy Statement for the 2005 Annual Meeting of Shareholders become available, you will be notified on how to access them on the Internet. Any prior consent you have given will remain in effect until specifically revoked by you in the manner specified by the bank or broker that manages your account.

        If you do elect to receive your Praxair materials via the Internet, you can still request paper copies by contacting the Investor Relations Department at Praxair, Inc., 39 Old Ridgebury Road, M-2, Danbury, CT 06810-5113.

SHAREHOLDERS SHARING AN ADDRESS

        If you share an address with another shareholder, you may receive only one set of proxy materials (including this proxy statement and the annual report to shareholders) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may contact us at the address cited above.

        Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may contact us at the above address to request delivery of a single copy of these materials.

SHARE OWNERSHIP

Principal Holders

        The only person known by Praxair to be a beneficial owner of more than five percent of Praxair's Common Stock (par value $0.01) is the following:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Outstanding(a)
FMR Corp 82 Devonshire Street, Boston, MA02109	24,892,166(b)	7.7%

Notes:	(a)	Based on 326,085,848 total shares outstanding on December 31, 2003 excluding shares held for the account of Praxair.
	(b)	Holdings as of December 31, 2003 as reported in SEC Schedule 13G by FMR Corp. According to this report, FMR Corp. had sole voting power as to 1,413,306 shares and sole investment power as to 24,892,166 shares.

Directors and Executive Officers

        As of March 1, 2004, Directors and Executive Officers of Praxair beneficially owned shares of Praxair's Common Stock (par value $0.01) as follows. Directors and all executive officers as a group, 18 persons, beneficially owned 1.0% of the outstanding shares as of that date.

		SHARES BENEFICIALLY OWNED AND OTHER EQUITY INTERESTS[4]
Name	Position	Common Stock[1]	Deferred Stock[2]	Total	Stock Options[3]
Dennis H. Reilley	Chairman, President and Chief Executive Officer	113,524	72,856	186,380	1,556,667
Stephen F. Angel	Executive Vice President	41,265	46,897	88,162	406,666
Ricardo S. Malfitano	Senior Vice President	25,021	2,570	27,591	139,332
James S. Sawyer	Senior Vice President and Chief Financial Officer	18,296	17,156	35,452	162,400
David H. Chaifetz	Vice President, General Counsel and Secretary	80,788	34,146	114,934	204,667
Alejandro Achaval	Director	3,489	33,099	36,588	5,000
Claire W. Gargalli	Director	3,447	8,094	11,541	40,000
Ronald L. Kuehn, Jr.	Director	10,602	34,000	44,602	35,000
Raymond W. LeBoeuf	Director	2,000	26,585	28,585	30,000
Benjamin F. Payton	Director	3,694	4,733	8,427	30,000
G. Jackson Ratcliffe, Jr.	Director	3,694	49,190	52,884	40,000
Wayne T. Smith	Director	10,000	8,438	18,438	5,000
H. Mitchell Watson, Jr.	Director	3,668	22,803	26,471	20,000

Total		321,163	358,892	680,055	2,674,732

Directors & Executive Officers as a group	(18 persons)	377,489	391,519	769,008	3,137,959

Notes:	1)	Amounts reported as Common Stock include 50,000 restricted shares for which Mr. Reilley has sole voting power and which vest in stages beginning in 2006. Reported shares also include 30,000 restricted shares for which Mr. Angel has sole voting power and which began vesting in stages in 2003.
	2)	Deferred Stock represents stock price-based units into which deferred compensation has been invested pursuant to the deferred compensation plans for management and for non-employee directors. Holders have no voting rights with respect to Deferred Stock. The value of Deferred Stock units varies with the price of Praxair's common stock and, at the end of the deferral period, the units are payable in stock.
	3)	Stock Options represent shares that may be acquired upon exercise of options exercisable within 60 days of March 1, 2004.
	4)	Number of shares reported in this table are adjusted to take into account the 2:1 split of Praxair stock effected on December 15, 2003.

CORPORATE GOVERNANCE AND BOARD PRACTICES

        Praxair's Governance Principles.    Praxair operates under Governance Guidelines which are set forth in Appendix 1 to this Proxy Statement and posted at Praxair's public website, www.praxair.com. Consistent with those guidelines, your Board has adopted the following policies and practices, among others:

        Business Integrity and Ethics.    One of your Board's first acts upon Praxair's launch as a public company was to adopt policies and standards regarding Compliance with Laws and Business Integrity and Ethics. The current version of the Board's policy in these areas is posted at Praxair's web-site, www.praxair.com. This Code of Ethics applies to Praxair's directors and to all employees, including Praxair's Chief Executive Officer, Chief Financial Officer, and Controller.

        Director Independence.    Your Board has adopted independence standards for service on Praxair's Board of Directors and these are set forth in Appendix 2 to this Proxy Statement and posted at Praxair's public website, www.praxair.com. Your Board has applied these standards to all of the incumbent non-employee directors, including those who are nominees for reelection at this meeting, and has determined that all of them are independent; and your Board is not otherwise aware of any relationship with the Company or its management that could potentially impair a director's exercise of independent judgment.

        Board Leadership.    The independent directors have elected G. Jackson Ratcliffe, Jr. as Executive Session Presiding Director. Mr. Ratcliffe presides over private meetings of the independent directors and performs other duties, including conducting a formal performance review of the Chief Executive Officer.

        Mandatory Director Retirement.    Your Board has adopted a policy whereby no director who has attained the age of 72 may serve on the Praxair Board. Your Board also has a policy against service on the Board by an officer of the Company after his/her retirement, resignation or removal as an officer.

        Limits to Service on Other Boards.    Your Board has established a policy whereby no non-employee director may serve on more than five additional public company Boards and no member of the Audit Committee may serve on more than two additional public company audit committees. Also, the Chief Executive Officer may not serve on more than two other public company Boards.

        Director Nomination Process.    The Governance and Nominating Committee has responsibility for the Director nomination process. Its charter from the Board may be found in the Governance section of Praxair's public website, www.praxair.com.

        All of the members of this Committee are independent within the meaning the Board's Independence Standards (Appendix 2 to this Proxy Statement), which standards meet or exceed those contained in the New York Stock Exchange's Listing Standards.

        The Governance and Nominating Committee will consider candidate nominees for election as director who are recommended by shareholders. Recommendations should be sent to the Secretary of Praxair and should include the candidate's name and qualifications and a statement from the candidate that he or she consents to being named in the Proxy Statement and will serve as a director if elected. In order for any candidate to be considered by the Governance and Nominating Committee and, if nominated, to be included in the Proxy Statement, such recommendation must be received by the Secretary on or before the date specified on page 38 of this Proxy Statement under the caption "Shareholder Proposals for the 2005 Annual Meeting."

        The Committee believes that the minimum qualifications that must be met by any Director nominee include a strong record of integrity and ethical conduct, a record of accomplishment, lack of conflicts that might interfere with the nominee's exercise of independent judgment on matters affecting the Company or its shareholders, and a willingness and ability to represent all shareholders of the Company.

        The qualities and skills necessary in a director nominee are governed by the specific needs of the Board at the time the Committee determines to add a director to the Board. The specific requirements of the Board will be determined by the Committee and will be based on, among other things, the Company's then existing strategies and business, market, geographic and regulatory environments, and the mix of perspectives, experience and competencies then represented by the other Board members; and will take into account the Chief Executive Officer's views as to areas in which management desires additional advice and counsel.

        When the need to recruit a director arises, the Committee will consult the other directors, the Chief Executive Officer and, on occasion, fee-paid third party recruiting firms to identify potential candidates. The candidate evaluation process may include inquiries as to the candidate's reputation and background, examination of the candidate's experiences and skills in relation to the Board's requirements at the time, consideration of the candidate's independence as measured by the Board's independence standards, and other considerations as the Committee deems appropriate at the time. Prior to formal consideration by the Committee, any candidate who passes such screening would be interviewed by the Committee or its Chairman and the Chief Executive Officer.

        Communications with the Board.    The Board believes that the most efficient means for shareholders and other interested parties to raise issues and questions and to get a response is to direct such communications to the Company through its Investor Relations Department or other methods as described in the Contact Us section of the Company's public website, www.praxair.com.

        If, notwithstanding these methods, a shareholder or other interested party wishes to direct a communication specifically to the Company's Board of Directors, then the following means are available. To insure that the communication is properly directed in a timely manner, it should be clearly identified as intended for the Board:

(1)
Telephone (Voice Mail):
1-800-719-0719 within the U.S.A., or
+1(203)837-2960 for outside the U.S.A.

(2)
Mail:
Praxair, Inc.
Attn: Board of Directors
P.O. Box 2478
Danbury, CT, U.S.A. 06813-2478

(3)
E-mail:
praxair_integrity@praxair.com

        The above addresses are supervised by the Company's Security Department which will promptly forward to the Corporate Secretary's Office any communication intended for the Board.

        The Corporate Secretary's Office will collect and organize all such communications, deleting any that are sales or other solicitations and any which contain offensive material. A summary of communications received will be periodically provided to the Executive Session Presiding Director who will make the final determination regarding the disposition of any such communication.

        The Board believes that the Company should speak with one voice and has empowered management to speak on the Company's behalf subject to the Board's oversight and guidance on specific issues. Therefore, in most circumstances the Board will not respond directly to inquiries received in this manner but may take into consideration ideas, concerns and positions that are presented in a concise, clear, supported and constructive manner.

        Director Attendance at the Annual Shareholders' Meeting.    Absent extenuating circumstances, each member of the Board is expected to attend the Annual Meeting of Shareholders. Each of the then incumbent directors (10) attended the 2003 meeting.

        Policy Statement on Rights Agreements.    The Praxair Board of Directors will adopt or materially amend a Stockholder Protection Rights Agreement only if, in the exercise of its fiduciary responsibilities under Delaware law, and acting by a majority of its independent directors, it determines that such action is in the best interests of Praxair's shareholders. If the Board adopts or materially amends a Stockholder Protection Rights Agreement, it will submit such action to a non-binding shareholder vote as a separate ballot item at the first annual meeting of shareholders occurring at least six months after such action.

        Director Stock Ownership Guidelines.    Your Board has adopted a policy whereby directors must acquire and hold during their service as a Praxair Board member shares of the Company's stock equal in value to at least 5 times the base cash retainer for directors. Directors have five years from their initial election to meet this guideline (or, for incumbent directors as of October 2002, until October 2007). As shown in the stock ownership table presented at page 7 of this Proxy Statement under the caption "Share Ownership", all directors have met this guideline or are within the compliance period; and most substantially exceed the guideline. In addition, any new director elected after October 2002 must, no later than the date of his/her election, acquire, using his/her own personal resources, shares of the Company's stock equal in value to the base cash retainer.

        Executive Stock Ownership Guidelines.    Your Board of Directors believes that it is important for Executive Officers to acquire a substantial ownership position in Praxair. In this way, their interests will be more closely aligned with those of shareholders. Significant stock ownership focuses the executives' attention on managing Praxair as equity owners.

        Accordingly, stock ownership guidelines have been established for the Company's officers as follows. Twenty-three executives are currently covered under this stock ownership policy. Individuals are expected to meet the applicable guideline no more than five years after first becoming subject to it.

Value of Shares Owned
Chief Executive Officer	5.0x Base Salary
Executive Vice Presidents	3.0x Base Salary
Chief Financial Officer	3.0x Base Salary
Proxy-Named Senior Vice Presidents	3.0x Base Salary
Other Executive Officers	1.5x Base Salary
Other Officers	1.0x Base Salary

        As of the date of this Proxy Statement, all covered individuals have met or exceeded their guidelines, where permitted by law, or are within their transition period. Stock ownership of the 5 most highly compensated Executive Officers in 2003 can be found in the table presented at page 7 of this Proxy Statement under the caption "Share Ownership."

        Succession Planning and Personnel Development.    Under the leadership of the Compensation and Management Development Committee, it is your Board's practice to annually conduct a formal Succession Planning and Personnel Development session in which evaluations of senior executives are reviewed with respect to their potential for promotion into senior leadership positions, including that of the CEO. In addition, a wide variety of senior executives are purposely exposed to your Board by way of Board and Committee presentations and directors have unrestricted access to management for management assessment and development as well as for information gathering.

        CEO Performance Evaluation.    Your Board has in place a process whereby the Executive Session Presiding Director conducts a formal performance review at least annually of the Chief Executive Officer taking into account the views of all of the other independent directors. This is in addition to the evaluation inherent in the Compensation and Management Development Committee's determination of performance-based variable compensation each year.

        Strategy Review and Oversight.    It is your Board's practice to conduct a full day session at least annually to review the strategies of the Company overall and of its key business components; and to provide advice and counsel to management regarding the strategic issues facing the Company. Throughout the year, management reports to your Board on the status of significant strategic initiatives and issues.

        Board Effectiveness Assessment.    As set forth in the Corporate Governance Guidelines, and under the leadership of the Governance and Nominating Committee, your Board assesses its effectiveness at least annually. Typically, this assessment includes evaluating its effectiveness in the areas of Performance of Core Responsibilities, Decision-making Support, and the Quality of Deliberations and Director Performance, as well as consideration of additional Board practices and policies recommended as best practices by recognized governance authorities including national and international guidelines and standards. In addition, directors are given measures of individual director effectiveness for purposes of self-assessment, reflection and self-improvement.

        Auditor Independence.    Your Board recognizes the importance of insuring the independence of the Company's outside accountants. See page 26 of this Proxy Statement under the caption "The Independent Auditors" for a summary of some of the policies designed to monitor and support such independence.

        Director Compensation.    No director who is an employee of Praxair is compensated for service as a member of the Board of Directors or any committee of the Board of Directors. Compensation for non-employee directors consists of an annual retainer of $55,000, a $1,500 fee for each Board meeting attended, and a $1,500 fee for each committee meeting attended. A director who is also chairman of a Board committee is paid an additional $10,000 annual retainer. The Executive Session Presiding Director is paid a $5,000 annual retainer in addition to any other fees s/he may be due. Directors are reimbursed for travel expenses incurred on behalf of Praxair and, from time to time, Praxair may sponsor a director's participation in third party-supplied continuing education related to the director's Board or Committee service.

        Each active non-employee director is also a participant in the 1995 Stock Option Plan for Non-Employee Directors of Praxair, Inc. On or about April 1st of each year, each Stock Option Plan participant is granted options to purchase 5,000 shares of Praxair's Common Stock. The exercise price of each option is 100% of the closing price of Praxair's stock as reported by the New York Stock Exchange on the date of grant. Each option granted under the Stock Option Plan becomes exercisable on the second anniversary of its date of grant and expires ten years from the date of grant. The plan contains provisions regarding the exercisability and termination of outstanding options in the event of termination of service, retirement, disability, death and change in control of Praxair.

        A Deferred Compensation Plan is also available for non-employee directors. Under this plan, non-employee directors may, prior to the beginning of a calendar year, elect to defer to a later date payment of some or all of the cash fees earned in that year. This deferred payment date is fixed by the director at the time of his or her deferral election. At the time of the deferral election, the director also designates that the deferred fees be credited with earnings based upon a "Cash Account", which earns interest at the prime rate, or a "Stock Unit Account", the value of which varies with the market price of Praxair's common stock. Stock Unit Accounts are also credited with additional stock units whenever dividends are paid on Praxair's common stock. Stock units provide directors the economic equivalent of stock ownership except that the units may not be transferred or sold and they do not provide any voting or other shareholder rights. The "Cash Account" is paid to the director in cash on the designated payment date. The "Stock Unit Account" is paid in the form of Praxair common stock. As disclosed in prior proxy statements, this plan had also offered a discounted stock alternative but this feature was discontinued as of December 31, 2003.

        Board Committees.    The Board currently has 4 standing Committees as described in the nearby table and each is comprised of only independent directors. The Charters for each of these Committees may be found in the Governance section of Praxair's public website, www.praxair.com.

Meetings and Current Members *indicates Committee Chairman	Summary Responsibilities
AUDIT COMMITTEE Meetings in 2003: 5 Current Members: H. Mitchell Watson, Jr.* Alejandro Achaval Raymond W. LeBoeuf Benjamin F. Payton Wayne T. Smith	Assists the Board in its oversight of (a) the independence, qualifications and performance of Praxair's independent auditors, (b) the integrity of Praxair's financial statements, (c) the performance of Praxair's internal audit function, and (d) Praxair's compliance with legal and regulatory requirements. In furtherance of these responsibilities, the Committee, among other duties,
	(1)	appoints the independent auditors to audit Praxair's financial statements, approves the fees and terms of such engagement, approves any non-audit engagements of the independent auditors, and meets regularly with, and receives various reports from, the independent auditors. The independent auditors report directly to the Audit Committee;
	(2)	reviews Praxair's principal policies for accounting and financial reporting and its disclosure controls and processes, and reviews with management and the independent auditors Praxair's annual financial statements prior to their publication;
	(3)	reviews assessments of Praxair's internal controls, the performance of the Corporate Audit function, and the guidelines and policies by which Praxair undertakes risk assessment and risk management; and
	(4)	reviews the effectiveness of Praxair's compliance with laws, business conduct, integrity and ethics policies and programs.
COMPENSATION & MANAGEMENT DEVELOPMENT COMMITTEE Meetings in 2003: 5 Current Members: Ronald L. Kuehn, Jr.* Claire W. Gargalli Raymond W. LeBoeuf G. Jackson Ratcliffe, Jr.
Assists the Board in its oversight of (a) Praxair's compensation and incentive policies and programs, and (b) management development and succession, in both cases particularly as they apply to Praxair's Executive Officers. In furtherance of these responsibilities, the Committee, among other duties,
	(1)	determines Praxair's policies relating to the compensation of the Executive Officers and assesses the competitiveness and appropriateness of their compensation and benefits;
	(2)	approves corporate goals relevant to the Chief Executive Officer's ("CEO") compensation, evaluates the CEO's performance in light of these goals and sets the CEO's compensation accordingly;
	(3)	reviews management's long-range planning for executive development and succession, and develops a CEO succession plan; and
	(4)	reviews Praxair's management incentive compensation and equity compensation plans and oversees their administration.

GOVERNANCE & NOMINATING COMMITTEE Meetings in 2003: 5 Current Members: G. Jackson Ratcliffe, Jr.* Benjamin F. Payton Wayne T. Smith H. Mitchell Watson, Jr.	Assists the Board in its oversight of (a) the selection, qualifications, compensation and performance of Praxair's directors, (b) Praxair's governance, including the practices and effectiveness of the Board, and (c) various important public policy concerns that affect the corporation. In furtherance of these responsibilities, the Committee, among other duties,
	(1)	recommends to the Board nominees for election as directors, and periodically reviews potential candidates, including incumbent directors;
	(2)	reviews policies with respect to the composition, organization and practices of the Board, and developments in corporate governance matters generally; and
	(3)	reviews Praxair's policies and responses to important social, political and public issues, including equal employment opportunity, charitable contributions, legislative issues, and important shareholder issues, including management and shareholder proposals offered for shareholder approval.
FINANCE & PENSION COMMITTEE Meetings in 2003: 2 Current Members: Claire W. Gargalli* Alejandro Achaval Ronald L. Kuehn, Jr.
Assists the Board in its oversight of (a) Praxair's financial position and financing activities, (b) Praxair's financial risk management policies and activities, and (c) the ERISA-qualified, funded plans sponsored by Praxair. In furtherance of these responsibilities, the Committee, among other duties,
	(1)	monitors Praxair's financial condition and its requirements for short and long term financing, and reviews, and recommends to the Board, the amounts, timing, types and terms of public stock issues and public and private debt issues;
	(2)	reviews Praxair's foreign exchange and interest rate exposures, the results of its foreign exchange, interest rate and derivatives hedging activities, and Praxair's practices for managing insurable risks;
	(3)	reviews Praxair's policies on dividends and stock repurchases; and
	(4)	reviews the investment performance, administration and funded status of Praxair's funded benefit plans and appoints administration and investment committees to act as fiduciaries of such plans.

THE BOARD OF DIRECTORS

        The following pages present information about the persons who comprise Praxair's Board of Directors; including the three nominees for reelection. During 2003, the Board held seven meetings.

Director Attendance

        During his current term to date, each nominee for reelection attended Board meetings and meetings of committees of which he is a member as follows: Mr. Achaval, 100%; Mr. Kuehn, 98%; and Mr. Watson, 96%. During this same period, the continuing directors collectively attended 97% of such meetings.

The Directors

ALEJANDRO ACHAVAL Director Since 1992	Age 71 Term Expires 2004
Chairman, Chief Executive Officer and Controlling Partner of IMEXTRADE S.A.

Mr. Achaval served as Vice Chairman & Chief Executive Officer, IPAKO Industrias Petroquimicas Argentinas S.A. between 1975 and his retirement in 1994.

Mr. Achaval serves as Chairman of FUNDES Argentina and director of FUNDES International, non-profit non-governmental organizations dedicated to the development of small and medium-sized businesses. He has served as Chairman of the Argentine Chamber of Chemical and Petrochemical Industries, as a member of the Board and Executive Committee of the Argentine Board of Industry, as a director of I.D.E.A. Argentine Institute for Management Development, and the National Institute of Technology (INTI).

Mr. Achaval is also a director of Minetti S.A., and a director of Praxair Argentina S.A., an indirect subsidiary of Praxair, Inc.

CLAIRE W. GARGALLI Director Since 1992	Age 61 Term Expires 2006
Director of Various Corporations

Ms. Gargalli served as Vice Chairman, Diversified Search Companies from 1990 to 1998.

Ms. Gargalli is a trustee emeritus of Carnegie Mellon University and Middlebury College and she is also a director of Baker Hughes, Inc. and UNOVA, Inc.

RONALD L. KUEHN, JR. Director Since 1992	Age 68 Term Expires 2004
Chairman of El Paso Corporation since March 2003

Mr. Kuehn was Chairman, President and Chief Executive Officer of Sonat Inc. from 1986 until its merger with El Paso Corporation in 1999. He served as Chairman of El Paso Corporation through 2000, as its Lead Director in 2002 and 2003, and as interim Chief Executive Officer from March through August 2003.

Mr. Kuehn is a trustee of Tuskegee University.

Mr. Kuehn is also a director of AmSouth Bancorporation, and Dun and Bradstreet Corporation.

RAYMOND W. LEBOEUF Director Since 1997	Age 57 Term Expires 2005
Chairman and Chief Executive Officer of PPG Industries, Inc. since 1997

In 1995, Mr. LeBoeuf was elected President and Chief Operating Officer and a director of PPG Industries, Inc. and he assumed his current positions in 1997.

Mr. LeBoeuf is a director of ITT Industries, Inc., a trustee of Robert Morris College and a board member of The Business Roundtable.

BENJAMIN F. PAYTON Director Since 1992	Age 71 Term Expires 2004*
President, Tuskegee University since 1981

Dr. Payton is a director of the National Action Council for Minority Engineers. In February 2002, he was appointed by President Bush to be Chairman of the President's Board of Advisors for Historically Black Colleges and Universities.

*by reason of Board policy mandating retirement upon attaining age 72

G. JACKSON RATCLIFFE, JR. Director Since 1992	Age 67 Term Expires 2006
Executive Session Presiding Director of Praxair since 2002 Chairman of Hubbell Incorporated since 1987
Mr. Ratcliffe was also President and Chief Executive Officer of Hubbell Incorporated from 1987 until 2001. Mr. Ratcliffe is also a director of Barnes Group, Inc., Olin Corporation and Sunoco, Inc.

DENNIS H. REILLEY Director Since 2000	Age 51 Term Expires 2006
Chairman, President and Chief Executive Officer of Praxair since 2000

Mr. Reilley assumed his current positions when he joined Praxair in 2000. Beginning in 1989, he held senior management positions in DuPont Co.'s Chemicals and Specialties business including Vice President and General Manager of Specialty Chemicals. In May 1999, Mr. Reilley was appointed Executive Vice President and Chief Operating Officer of DuPont with responsibility for Pigments and Chemicals, Specialty Polymers, Nylon and Polyester.

Mr. Reilley is past Chairman of the American Chemistry Council and a member of The Business Roundtable. He also is a director of Entergy Corporation and Marathon Oil Company.

WAYNE T. SMITH Director Since 2001	Age 58 Term Expires 2005
Chairman, President and Chief Executive Officer of Community Health Systems, Inc. since 2001

In 1997, Mr. Smith was elected President and then Chief Executive Officer and a director of Community Health Systems, Inc. Prior to joining Community Health Systems, he served as Chief Operating Officer, President, and a director of Humana Inc.

Mr. Smith is a director of Almost Family and a member of the Board of the Federation of American Hospitals.

H. MITCHELLWATSON, JR. Director Since 1992	Age 66 Term Expires 2004
President, Sigma Group of America since 1992
Mr. Watson is the former President and Chief Executive Officer of ROLM Company. Mr. Watson is also a director and the non-executive Chairman of MAPICS, Inc.

EXECUTIVE OFFICERS

        The following Executive Officers have been elected by the Board of Directors and serve at the pleasure of the Board. It is expected that the Board will elect officers annually following each Annual Meeting of Shareholders.

        Stephen F. Angel, 48, is Executive Vice President of Praxair. Prior to joining Praxair in that capacity, Mr. Angel was General Manager for the General Electric Company Industrial Systems Power Equipment business. From 1996 to 1999, he was General Manager, Marketing and Sales, for GE's Transportation Systems business. He assumed his current position in 2001. He is also on the Board of the National Association of Manufacturers.

        Domingos H. G. Bulus, 42, is President of White Martins Gases Industriais, Ltda. ("White Martins"), Praxair's Brazilian subsidiary, and is a Vice President of Praxair, Inc. He served as President of Praxair Asia, Inc. from 2001 to 2003. Mr. Bulus also served as Executive Director of the Andean Treaty region for White Martins from 1996 to 2001. He assumed his current position in 2003.

        David H. Chaifetz, 61, is Vice President, General Counsel and Secretary of Praxair. He assumed his current positions in 1992 upon Praxair's launch as a public company.

        Patrick M. Clark, 42, is a Vice President of Praxair and its Controller. Prior to joining Praxair in those capacities, Mr. Clark was, since 1997, Vice President, Finance and Chief Financial Officer of Enodis North America, a subsidiary of Enodis Plc., a global manufacturer of food equipment. He assumed his current positions in 2002.

        James J. Fuchs, 51, is a Vice President of Praxair, President of North American Industrial Gases, and President, Praxair Canada Inc. Prior to these assignments, Mr. Fuchs served Praxair Asia as a Vice President from 1996 and then as its President from 1998. He assumed his current positions in 2001.

        Ricardo S. Malfitano, 45, is a Senior Vice President of Praxair. Mr. Malfitano was President of White Martins Gases Industriais Ltda. ("White Martins"), Praxair's Brazilian subsidiary, and President, Praxair South America from 2001 to 2003. He served as President, North American Industrial Gases and President, Praxair Canada Inc. from 1998 to 2001. Mr. Malfitano also served as Chief Operating Officer of White Martins from 1997 to 1998. He assumed his current position in 2003.

        Dennis H. Reilley, 51. See description under "The Board of Directors."

        James S. Sawyer, 47, is a Senior Vice President of Praxair and its Chief Financial Officer. Mr. Sawyer served as a Vice President of Praxair and as its Assistant Treasurer and then Treasurer from 1992 upon Praxair's launch as a public company until 2000. He was designated Chief Financial Officer in 2000.

        Alan J. Westendorf, 60, is a Vice President of Praxair and President, Praxair Europe. In 1996, Mr. Westendorf was designated the North American Industrial Gases ("NAIG") Vice President-Sales and became an NAIG Senior Vice President in 1998. He assumed his current positions in 1999.

        Wayne J. Yakich, 46, is a Vice President of Praxair and President, Praxair Distribution, Inc. Mr. Yakich was formerly Vice President, Business Operations for Praxair Distribution. He assumed his current positions in 2000.

SHAREHOLDER RETURN

COMPARISON OF CUMULATIVE TOTAL RETURN1 AMONG PRAXAIR, INC.,
S&P 500 INDEX and S5 MATERIALS INDEX2

  ASSUMES $100 INVESTED ON DECEMBER 31ST OF THE START YEAR IN PRAXAIR COMMON STOCK,
  THE S&P 500 INDEX AND THE S5 MATERIALS INDEX.

Notes:	1)	Total return assumes reinvestment of dividends.
	2)	The S5 Materials Index (formerly, the S&P Basic Materials Index) is a published index which covers 33 companies, including Praxair.

EXECUTIVE COMPENSATION

Compensation and Management Development Committee Report on Executive Compensation

        This report addresses and discloses the Committee's policies and decisions regarding 2003 compensation and long term incentives as they affected the Chief Executive Officer and the four other most highly paid executive officers of Praxair (the five individuals collectively called "the Senior Executives"). These policies and practices also generally affect the compensation of Praxair's other officers and high level executives.

Executive Compensation Policies and Practices

        Praxair's executive compensation policies are designed to: (1) align compensation with the Company's annual and long term performance goals; (2) attract and retain a highly qualified and motivated management team; (3) reward individual performance; and (4) link the interests of the Senior Executives directly with those of shareholders through the use of Praxair stock as a compensation vehicle.

        The Committee uses the services of an outside compensation consultant to review the competitiveness of the Company's compensation programs. Praxair has selected a comparator group of companies from the consultant's database that it considers as an appropriate group of companies against which to compare Praxair for compensation purposes. The comparator group comprises 20 companies from various industries that represent the competitive marketplace for Praxair executives. Since the size of the comparator companies measured by sales varies somewhat, the consultant adjusts its competitive analysis to account for that variable. Praxair blends the comparator group data with broad external market data, adjusted for company revenue. Praxair uses this mix due to the variety of companies from which it sources executive talent. For purposes of the shareholder return comparisons elsewhere in this Proxy Statement, Praxair uses an index focussed on the basic materials industry, based on its belief that an industry index is an appropriate peer group for investment comparisons. The companies chosen for the compensation comparator group are not necessarily those represented in the shareholder return comparisons. The Committee believes that Praxair's competitors for executive talent are a broader group of companies and not limited only to the companies in the investment comparison.

        In determining the total compensation opportunity for each Senior Executive, the Committee takes into account the mix of base salary, variable compensation and long term incentives. It targets its compensation decisions to achieve a median total compensation opportunity for comparable jobs within the blended comparator and external group. However, since a large portion of the compensation opportunity is determined by performance-based variable compensation, total compensation may be above or below the median based on individual, business unit and/or total company performance.

Salary

        The Committee reviewed the base salaries of each of the Senior Executives in comparison to the size-adjusted salaries paid for comparable jobs by the companies in the comparator group. Generally, the Committee found that, except for Mr. Reilley, the salaries of the Senior Executives were at approximately the market median. The Committee approved salary adjustments for the Senior Executives based on their individual performance, and their salaries relative to the market. Mr. Reilley's salary was adjusted by 4.3 percent on an annualized basis, effective April 1, 2003 in order to bring his salary up to the market median.

Performance-Based Annual Variable Compensation

        At its December 2002 meeting, the Committee reviewed its method of determining annual variable compensation awards. In view of the Company's twin objectives of increasing earnings per share and return on capital, the Committee established growth in sales revenues, net income after tax, and cash flow as the financial measures against which performance would be judged for purposes of annual performance-based variable compensation. Non-financial measures established by the Committee included achievement of agreed upon goals in the areas of safety and environmental performance, Six Sigma, strategic positioning of the business for long term performance, consideration of performance relative to peer companies, and people excellence. Second, the Committee reviewed the current target variable compensation levels as a percentage of base salary. The target levels were found to be consistent with the external market place. The target payout percentages for the Senior Executives range from 55 percent of base salary up to a high of 100 percent of base salary for Mr. Reilley.

        At its January 2004 meeting, the Committee evaluated 2003 performance of the Company against its 2003 Annual Business Plan and considered the individual performance of each of the Senior Executives. Regarding the primary measures of performance, namely achievement of financial targets, the Committee concluded that the Company achieved improved performance in 2003 compared to 2002 and substantially achieved its annual plan in spite of the continuation of an extremely challenging external environment in the U.S. and some of Praxair's key international markets. The Committee also noted that the Company achieved record operating results in 2003 and delivered stock price appreciation well above its competitors in the industrial gases industry. For 2003, Praxair's total shareholder return was 34%. In contrast, the S&P 500 Index was 29%. In addition, most of the 2003 nonfinancial goals noted above either were accomplished or progress was well under way. The Committee also reviewed the performance of the Company in comparison to the performance measures established by the Committee in 2002 for the Senior Executives under the Praxair, Inc. Plan for Determining Performance-Based Awards Under Section 162(m), approved by the shareholders in 2001 to comply with Section 162(m) of the Internal Revenue Code.

        On the basis of the overall performance during 2003 in relation to both financial and non-financial plans, the Committee awarded 2003 performance-based annual variable compensation for the Senior Executives above the target payout. Mr. Reilley's variable compensation was established at $1,450,000 based on the foregoing considerations.

Long Term Incentives

        The Committee granted stock options to Mr. Reilley and the other Senior Executives in February 2003. These options were granted at the closing market price on the date of grant, will vest in February 2004, 2005 and 2006, and have a ten year term. Mr. Reilley's grant was for 400,000 options (adjusted for the 2:1 split of Praxair's stock effected on December 15, 2003). These grants were based on a competitive evaluation of the long term incentive component of compensation for chief executive officers and comparable Senior Executives in the Company's peer group of comparator companies.

        The Committee made annual stock option grants to 101 executive officers, officers, and other key employees (excluding the Senior Executives) at its January 2003 meeting. These options were granted at the closing market price on the date of grant, will vest in February 2004, 2005 and 2006, and have a ten year term.

Policy with Respect to Deductibility of Compensation Expense

        It is the Committee's goal to have most of the compensation paid to the Company's Chief Executive Officer and four other most highly compensated executive officers qualify as performanced-based and deductible for federal income tax purposes under Section 162(m) of the Internal Revenue Code. The Company's compensation plans have been structured so that most amounts paid under those plans will be fully deductible. However, base salary may not be fully deductible to the extent that it exceeds $1 million. The Committee believes that, if necessary to attract and retain outstanding leadership talent, compensation at such levels is appropriate, even though it is not fully deductible.

Conclusion

        The Praxair compensation program described above closely links pay with performance and the creation of shareholder value. The Committee believes that the program has been and will continue to be successful in supporting Praxair's financial, growth and other business objectives.

        The Compensation and Management Development Committee

                  Ronald L. Kuehn, Jr., Chairman
                  Claire W. Gargalli
                  Raymond W. LeBoeuf
                  G. Jackson Ratcliffe, Jr.

TABLE 1

SUMMARY COMPENSATION TABLE
Long Term Compensation
Awards
		Annual Compensation						Payouts
Restricted Stock Award(s)[4] ($)
Name and Principal Position	Year	Salary ($)	Bonus[1] ($)	Other Annual Compensation[2] ($)			Securities Underlying Options[6]	LTIP Payouts ($)	All Other Compensation[3] ($)
Dennis H. Reilley Chairman, President and Chief Executive Officer	2003 2002 2001	955,000 912,500 856,250	1,450,000 1,150,000 750,000	— — 169,779	0 0 0		400,000 440,000 330,000	0 0 0	35,560 34,219 32,173
Stephen F. Angel Executive Vice President[5]	2003 2002 2001	476,666 415,000 276,190	570,000 361,000 276,000	295,860 51,162 39,612	0 0 926,000	[4]	100,000 110,000 450,000	0 0 0	10,000 4,687 4,232
Ricardo S. Malfitano	2003 2002 2001	434,427 455,300 385,179	370,000 350,520 272,911	338,860 355,053 84,453	0 0 0		68,000 0 140,000	0 0 0	0 0 6,709
James S. Sawyer Senior Vice President and Chief Financial Officer	2003 2002 2001	388,749 373,250 361,250	396,000 298,400 216,900	8,298 6,630 4,820	0 0 0		90,000 93,600 70,000	0 0 0	14,578 13,997 16,799
David H. Chaifetz Vice President, General Counsel and Secretary	2003 2002 2001	357,000 346,750 339,000	277,000 223,000 192,100	5,278 4,769 5,203	0 0 0		60,000 0 110,000	0 0 0	13,388 13,003 12,750
Notes:	1)	Reported in this column are annual awards that Praxair characterizes as Performance-Based Annual Variable Compensation. Twenty percent of the variable compensation paid for the three listed years was invested in Praxair Common Stock or, at the officer's option, at least 20% was deferred into "deferred stock" units. Data reported in 2001 for Mr. Malfitano includes amounts paid from North American Industrial Gases' performance sharing program.
	2)	Represents the value of the discount from the market value of Praxair's Common Stock that is, in effect, received by individuals who have deferred variable compensation or base salary earned in the listed years into discounted "deferred stock" units under Praxair's deferred compensation plan for management, a feature that was discontinued as of December 31, 2003. Compensation that was placed in this option must be so deferred for a minimum of 5 years. This column also includes the value of certain personal benefits received by Mr. Reilley, Mr. Angel and Mr. Malfitano. Major components of these personal benefits are as follows:
Mr. Reilley			Mr. Angel			Mr. Malfitano
2001	Reimbursement of Taxes	$37,636	2003	Relocation Expenses	$178,301	2003	Ex-patriate Allowance Buyout	$240,000
	Relocation Expenses	$28,500		Reimbursement of Taxes	$58,377	2002	Brazilian FGTS	$262,022
						2001	Company car, expenses and driver (Brazil)	$38,475
In 2003, Mr. Malfitano relocated from Brazil to the U.S.. It is expected that he will not be returning to Brazil to work in the foreseeable future. He was immediately localized to the U.S. and he gave up the normal expatriate allowances provided for in the Company's all-employee expatriate policy. Expatriate allowances, which include tax differentials, normally extend for the duration of expatriate assignments of from 3 to 5 years and end upon return of the employee to his/her home country. Instead of paying those allowances to Mr. Malfitano, he was paid a lump sum which equated to a one year amount representative of the difference between Brazilian and U.S. taxes on his expected first year's pay in the U.S.
In 2002, as a consequence of his return to Brazil in 2001 from a U.S. assignment, Mr. Malfitano was paid to make up for Brazilian FGTS (Brazilian equivalent of U.S. Social Security) company contributions not paid during his 1999-2000 U.S. service.
3)	Amounts reported in this column represent the Praxair Savings Plan Company Match (including both qualified and unqualified match amounts) received by the executive in that year.
4)	As of December 31, 2003, Mr. Reilley held a total of 50,000 shares of restricted stock. All of these shares are currently unvested and have a "value" of $1,910,000 on that date. This "value" is calculated according to SEC rules by assuming that all such shares are vested at 2003 year-end and by using the closing market price of Praxair, Inc.'s Common Stock as of December 31, 2003 ($38.20 per share). These shares actually vest in stages beginning in 2006. Mr. Angel was granted 40,000 shares of restricted stock on April 23, 2001 and the dollar amount reported in this column for 2001 was calculated according to SEC rules to equal the number of shares granted times the closing market price of Praxair's common stock on the date of grant. As of December 31, 2003, Mr. Angel held 30,000 shares of unvested restricted stock having a "value" of $1,146,000 on that date. These shares began vesting in stages beginning in 2003. Dividends are paid on Mr. Reilley's and Mr. Angel's restricted stock.
5)	Mr. Angel joined Praxair on April 23, 2001.
6)	Number of shares and stock prices reported in this table and its footnotes are adjusted to take into account the 2:1 split of Praxair stock effected on December 15, 2003.
7)	In each year, some of the reported compensation was paid to Mr. Malfitano in Brazilian Reais during his service in Brazil from 7/1/01 to 7/1/03. For purposes of this table, all Reais-based compensation is converted to U.S. dollars using an exchange rate of R$2.8892:US$1, the exchange rate as of 12/31/03.

TABLE 2

OPTION GRANTS IN LAST FISCAL YEAR
INDIVIDUAL GRANTS					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term[1]
	Number of Securities Underlying Options Granted (#)[2]	Percent of Total Options Granted to Employees in Fiscal Year (%)
Name			Exercise Price ($)[2]	Expiration Date	If Stock at $43.04354/sh 5% ($)	If Stock at $68.53965/sh 10% ($)
Dennis H. Reilley	400,000	10.1%	$26.425	2/28/2013	$6,647,416	$16,845,858
Stephen F. Angel	100,000	2.5%	26.425	2/28/2013	1,661,854	4,211,464
Ricardo S. Malfitano	68,000	1.7%	26.425	2/28/2013	1,130,061	2,863,796
James S. Sawyer	90,000	2.3%	26.425	2/28/2013	1,495,669	3,790,318
David H. Chaifetz	60,000	1.5%	26.425	2/28/2013	997,112	2,526,879
Notes:	1)	Potential realizable value is the pre-tax gain that an option holder would realize at the time of the option expiration date if (a) he or she would exercise all of the options on their expiration date, and (b) Praxair's stock price grew between the date of grant and the exercise date at the annual rate assumed in the column. This pre-tax gain is calculated by multiplying the number of options by the difference between the assumed stock price on the option expiration date and the option exercise price. The hypothetical values reflected in this table represent assumed rates of appreciation only; which rates are set by SEC rules. Actual gains, if any, on stock option exercises and common stock holdings are dependent on, among other factors, the future performance of the common stock and overall stock market conditions. There can be no assurance that the amounts reflected in this Table will be achieved.
	2)	Exercise prices and the number of shares reported in this table are adjusted to take into account the 2:1 split of Praxair stock effected on December 15, 2003.

TABLE 3

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
Name	Shares Acquired on Exercise (#)[2]	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#)[2]		Value[1] of Unexercised In-the-Money Options at FY-End ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Dennis H. Reilley	0	$0	1,166,666	803,334	$19,926,353	$9,650,107
Stephen F. Angel	0	0	336,666	323,334	4,923,393	4,231,557
Ricardo S. Malfitano	26,000	558,804	239,332	114,668	3,805,212	1,425,235
James S. Sawyer	0	0	166,866	175,734	2,664,907	2,109,575
David H. Chaifetz	24,000	381,000	169,332	96,668	2,429,623	1,180,365
Notes:	1)	Before Taxes. The reported dollar value is based on the difference between the exercise price of the outstanding option and the market price of Praxair's Common Stock at the close of trading on December 31, 2003. The market price on this date was $38.20 per share.
	2)	Number of shares reported in this table are adjusted to take into account the 2:1 split of Praxair stock effected on December 15, 2003.

Defined Benefit or Actuarial Plans

        Table 4 illustrates the estimated annual benefits payable from Praxair's Pension Plan* at retirement at age 65 based on the assumptions shown. Calculation of benefits is uniform for all participants in the Pension Plan*, including the named executives.

TABLE 4

PENSION PLAN TABLE
	Estimated Annual Retirement Benefits at Age 65 for the Years of Company Service Credit Indicated
Average Annual Remuneration Used for Calculating Retirement Benefits
	15 Yrs	20 Yrs	25 Yrs	30 Yrs	35 Yrs	40 Yrs	45 Yrs
$250,000	$56,250	$75,000	$93,750	$112,500	$131,250	$150,000	$168,750
500,000	112,500	150,000	187,500	225,000	262,500	300,000	337,500
750,000	168,750	225,000	281,250	337,500	393,750	450,000	506,250
1,000,000	225,000	300,000	375,000	450,000	525,000	600,000	675,000
1,250,000	281,250	375,000	468,750	562,500	656,250	750,000	843,750
1,500,000	337,500	450,000	562,500	675,000	787,500	900,000	1,012,500
1,750,000	393,750	525,000	656,250	787,500	918,750	1,050,000	1,181,250
2,000,000	450,000	600,000	750,000	900,000	1,050,000	1,200,000	1,350,000
2,250,000	506,250	675,000	843,750	1,012,500	1,181,250	1,350,000	1,518,750
2,500,000	562,500	750,000	937,500	1,125,000	1,312,500	1,500,000	1,687,500

*
Calculations are based on the "Traditional Design" Pension Plan. Praxair also offered to employees a one-time option to switch to a "Cash Balance Plan" but none of the named executives elected to participate in this alternative. All new employees since July 2002 are covered under the "Cash Balance Plan."

•
Amounts shown are computed based upon straight life annuity amounts and are subject to an offset for Social Security benefits. Annual retirement benefits for plan participants are based on salary and bonus (variable compensation) payments as set forth in Table 1. For purposes of determining the average annual remuneration used for calculating retirement benefits, the three highest annual rates of salary and the three highest variable compensation payments received by the retiree during the previous ten years are averaged. No other forms of remuneration are included. This table reflects the combination of qualified and non-qualified pension benefits.

•
Credited years of service as of March 1, 2004 are as follows: Dennis H. Reilley, 29 years; Stephen F. Angel, 3 years; Ricardo S. Malfitano, 23 years; James S. Sawyer, 18 years; David H. Chaifetz, 28 years.

•
Credited years of service for Dennis H. Reilley represent combined service with Praxair and DuPont. Mr. Reilley joined Praxair on March 6, 2000 and at that time received credit for 25.75 years of service with DuPont.

•
Mr. Reilley is eligible for retirement benefits under the Pension Plan*. Upon his retirement, he will receive retirement benefits under this Plan based on his combined Praxair and former employer service, less an offset for benefits received under the former employer's retirement plan.

•
Credited years of service reported for Mr. Malfitano represent combined service with Praxair and S.A. White Martins ("SAWM"). Assuming he remains in the U.S. until January 1, 2005, Mr. Malfitano will become eligible for retirement benefits under the Praxair's Pension Plan. Then, upon his retirement, he will receive retirement benefits under such plan based on his combined Praxair and SAWM service, less an offset for his benefits under the SAWM retirement plan.

Employment Contracts and Termination of Employment and
Change-in-Control Arrangements

        Praxair has entered into identical Severance Compensation Agreements (the "Agreements") with Dennis H. Reilley, Stephen F. Angel, Ricardo S. Malfitano, James S. Sawyer, David H. Chaifetz, and certain other employees. The Agreements are designed to retain the executives and provide continuity of management in the event of any actual or threatened change in control of Praxair. The Agreements specify circumstances which shall constitute a "Change in Control" for these purposes. These circumstances include, among others and subject to the qualifications set forth in the Agreements: (1) any consolidation or merger in which Praxair is not the continuing or surviving corporation; (2) the sale, lease, exchange or transfer of all or substantially all of the assets of the Corporation; (3) acquisition by a person or group of more than 20% of Praxair's outstanding shares; and (4) a change in the majority composition of the Board not approved by two-thirds of the directors in office prior to the change. The Agreements provide that, if the executive's employment is terminated under specified conditions after such a change in control, then the executive will be entitled to receive: (a) accrued salary, incentive compensation and benefits; (b) enhanced life, disability, accident, health insurance and pension benefits; (c) a lump sum payment equal to three times the sum of the executive's salary and bonus; (d) reimbursement for certain of the executive's tax liabilities; and (e) outplacement and financial counseling benefits. Payments will be made by Praxair or through a grantor trust adopted by Praxair.

        The Agreements renew automatically for one year terms, unless Praxair or the executive gives notice of termination of the Agreement. Notwithstanding any such notice of termination, if a change in control occurs during the original or extended term of an Agreement, then the Agreement is automatically renewed for a period of twenty-four months beyond the term then in effect. The Agreement terminates if the executive's employment with Praxair is terminated by the executive or Praxair prior to a change in control.

THE INDEPENDENT AUDITORS

Auditor Selection and Attendance at the Meeting

        PricewaterhouseCoopers LLP served as Praxair's independent auditors for the year ended December 31, 2003 and has been provisionally selected by the Board of Directors to serve in such capacity for the year ending December 31, 2004. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting to be available to respond to appropriate questions and to make a statement if they desire.

Audit Partner and Audit Firm Rotation

        The Audit Committee's policy is that the audit engagement partner should rotate off the company's account no less frequently than every five years. During Praxair's 11.5 years as a public company, it has had four audit engagement partners. The current engagement partner has been in place for less than one year.

        With respect to audit firm rotation, the Audit Committee believes that it is inappropriate to establish a fixed limit on the tenure of the independent auditors. Continuity and the resulting in-depth knowledge of the company strengthens the audit. Moreover, the mandatory partner rotation policy expressed above, normal turnover of audit personnel, the Committee's policy regarding the hiring of auditor personnel as described below, and the Committee's practices restricting non-audit engagements of the independent auditors as described below, all mitigate against any loss of objectivity that theoretically could arise from a long-term relationship. As provided in the Audit Committee's Charter and as further described below, the Audit Committee continuously evaluates the independence and effectiveness of the independent auditors and its personnel, and the cost and quality of its audit services. The Committee will periodically consider alternatives to insure that the Committee and its shareholders are receiving the best audit services available.

Auditor Independence

        As noted in the Audit Committee Charter (available on Praxair's public website, www.praxair.com) and in the Audit Committee Report presented at page 28 of this Proxy Statement, the independent auditors report directly to that Committee and that Committee is charged with evaluating their independence.

Non-Audit Engagement Pre-Approval Policy

        To help assure independence of the independent auditors, the Audit Committee has established a policy whereby all non-audit engagements of the outside auditor must be approved in advance by the Committee or its Chairman, has set forth limitations codifying its bias against such engagements, and has adopted a guideline that, absent special circumstances, the aggregate cost of non-audit engagements in a year should not exceed the audit fees for that year. As noted below in the report on independent accountant fees, such non-audit engagements were limited to less than 37% of audit fees in 2003. 100% of the Audit-Related Fees, Tax Fees and All Other Fees disclosed below were pre-approved by the Committee.

Hiring Policy—Auditor Employees

        In addition, the Audit Committee has established a policy whereby no former employee of the independent auditors may be elected or appointed an officer of the Company earlier than two years after termination of the engagement or employment.

Fees Paid to the Independent Auditors

        Audit Fees.    PricewaterhouseCoopers LLP billed Praxair, Inc. and its affiliates an aggregate amount of $2,937,000 and $2,762,000 for professional services rendered in 2003 and 2002, respectively, for the audit of Praxair's annual financial statements, the reviews of the financial statements included in Praxair's reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

        Audit-Related Fees.    PricewaterhouseCoopers LLP billed Praxair, Inc. and its affiliates an aggregate amount of $206,000 and $401,000 for assurance and related services rendered in 2003 and 2002, respectively, that are reasonably related to the performance of the audit or review of Praxair's financial statements other than the fees disclosed in the foregoing paragraph. These fees relate primarily to due diligence services and audits of pension and savings plans.

        Tax Fees.    PricewaterhouseCoopers LLP billed Praxair, Inc. and its affiliates an aggregate amount of $783,000 and $984,000 for professional services rendered in 2003 and 2002, respectively, for tax compliance, tax advice, and tax planning.

        All Other Fees.    PricewaterhouseCoopers LLP billed Praxair, Inc. and its affiliates an aggregate amount of $84,000 and $296,000 for products and services rendered in 2003 and 2002, respectively, other than those reported in the foregoing paragraphs. These services relate primarily to consulting and advice in regard to local country issues for non-U.S. subsidiaries.

AUDIT COMMITTEE REPORT

        The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the Committee are "independent", as required by applicable listing standards of the New York Stock Exchange. The Committee operates pursuant to a Charter that was last amended by the Board on October 22, 2002. A copy of the current Committee Charter is available at Praxair's public website, www.praxair.com.

        As set forth in the Charter, the management of the Company is responsible for: (1) the preparation, presentation and integrity of the Company's financial statements; (2) the Company's accounting and financial reporting principles; and (3) internal controls and procedures designed to assure compliance with applicable laws, regulations, and standards. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

        In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect.

        The Committee has discussed with the independent auditors their independence from the Company and its management. The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect. The Committee has also received written confirmations from management with respect to non-audit services provided to the Company by the independent auditors in calendar year 2003 and those planned for 2004. The Committee has considered whether the provision of such non-audit services is compatible with maintaining PricewaterhouseCoopers' independence.

        In its oversight role for these matters, the Audit Committee relies on the information and representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to certify that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's independent auditors are in fact "independent".

        Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 to be filed with the Securities and Exchange Commission.

The Audit Committee

H. Mitchell Watson, Jr., Chairman Alejandro Achaval Raymond W. LeBoeuf Benjamin F. Payton Wayne T. Smith

DISCLOSURES CONCERNING THE BOARD'S
PROPOSALS TO SHAREHOLDERS

Proposed Amendment to the Long Term Incentive Plan

        On February 21, 2001, the Board adopted, and the shareholders subsequently approved, the 2002 Praxair, Inc. Long Term Incentive Plan ("2002 Plan"). The 2002 Plan has been used to grant long term incentives such as stock options and restricted stock and multi-year performance awards to the Company's officers and other employees. As originally approved, the 2002 Plan had 15,800,000 shares (7,900,000 before the recent stock split) available for issuance under the Plan. The total number of securities to be issued upon exercise of outstanding options, warrants and rights, the weighted-average exercise price of outstanding options, warrants and rights, and the number of other securities remaining available for future issuance under equity compensation plans as of December 31, 2003, for stockholder-approved and non-stockholder-approved plans, are set forth in Item 12 of the Company's most recently filed Form 10-K. As of March 1, 2004,

        [            ] shares of stock remain available for issuance under all of Praxair's current equity compensation plans including [            ] shares remaining available under the 2002 Plan,

        [            ] stock options remain outstanding among those granted from all former and current equity compensation plans,

        [            ] shares of the Company's common stock were outstanding (excluding Treasury shares),

        and, with respect to the options outstanding, their weighted average contractual life is [            ] and their weighted average exercise price is [            ].

        The Compensation and Management Development Committee, the Board and Company management believe that the effective use of stock compensation has been integral to the Company's success in the past and is vital to its ability to consistently achieve continued strong performance in the future.

        The Board, upon the recommendation of the Compensation and Management Development Committee, has approved an amendment to the Plan to increase the aggregate number of shares authorized for issuance under the 2002 Plan to 31,600,000 shares (post-stock split), subject to shareholder approval. If approved, the total shares remaining for issuance under the Plan would be approximately [            ] which would ensure that the Company, for a period of approximately 5 years, based on current business plans, is able to continue to grant awards to employees at levels determined appropriate by the Compensation and Management Development Committee.

        The proposed amendment would not change other provisions of the 2002 Plan currently in effect such as

  •
  the prohibition against options repricing without shareholder approval

  •
  the prohibition against discounted stock options

  •
  limits on individual awards and an overall limit on stock grants, including restricted stock

  •
  minimum vesting requirements for stock options and other awards

        Additional information about the 2002 Plan, as amended, has been provided below; however, the following summary of the 2002 Plan is qualified in its entirety by the specific language of the 2002 Plan, a copy of which is attached to this Proxy Statement at Appendix 3.

        ADMINISTRATION AND AWARDS. The 2002 Plan is administered by the Compensation and Management Development Committee (the "Committee") of the Board whose members are ineligible to participate and who are independent within the meaning of applicable rules and the Board's standards of independence (see Appendix 2 of this Proxy Statement). The 2002 Plan permits the granting of stock options (including incentive stock options), stock (including restricted stock), and performance awards measured in whole or in part with reference to the market price of the Company's stock.

        ELIGIBILITY. Any employee of Praxair, Inc. or a subsidiary or affiliate is eligible to receive awards under the 2002 Plan.

        LIMITATION ON SHARES. The aggregate number of shares of Common Stock of the Company that may be awarded or be subject to options granted under the 2002 Plan is currently 15,800,000, of which only [        ] remain available for grant. No award may be granted under the 2002 Plan on or after January 1, 2012. In addition, the combined number of shares that may be granted under the 2002 Plan as Stock Awards (either Restricted or otherwise) or pursuant to Performance Awards is limited to 20% of the total shares available under the 2002 Plan.

        STOCK OPTION FEATURES. The Committee may grant either incentive stock options or non-qualified stock options. No participant may be granted options on more than 1,000,000 shares in a calendar year, or, in the case of a multi-year grant, 1,000,000 shares times the number of years during which the participant shall receive no additional option grants. The exercise price for stock options must be no less than the closing price of the Company's Common Stock as reported on the New York Stock Exchange-Composite Transactions on the date of grant. The option term can be no more than 10 years, and the option is exercisable only after the earliest of: (i) such period of time as the Committee determines but in no event less than three years following the date of grant although option grants may partially vest after no less than one year so long as the entire grant does not vest fully until at least three years have elapsed; (ii) a participant's death; or (iii) a Change in Control of the Company. An option is generally not exercisable after a participant terminates employment, but the 2002 Plan provides for exceptions in the event of a participant's death, disability, retirement (unless the option was granted less than a year before the retirement in which case the option is forfeited upon retirement) or termination of employment by the Company other than for cause, or upon a Change in Control of the Company. In no event, however, may an option be exercised after the expiration date of the option. Payment of the exercise price must be in cash or already owned stock of the Company, or in a combination of cash and Company stock. In order to enable the Company to satisfy any withholding tax requirements upon exercise of the option, the participant may pay the Company the tax to be withheld or may elect to satisfy such obligation by delivering to the Company already owned stock of the Company. The exercise price and tax obligations may also be satisfied by having the Company withhold shares that would otherwise be delivered to the participant pursuant to the exercise of the option.

        Repricing of outstanding stock options, or the cancellation of a stock option and replacement with an option at a lower price, is not permitted without prior shareholder approval.

        RESTRICTED STOCK. Restricted stock may not be sold or transferred by the participant until all restrictions that have been established by the Committee have lapsed. The participant has, with respect to restricted stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends, unless the Committee otherwise determines. Restricted stock is subject to a minimum vesting period of at least three years, or two years if the vesting is based on performance criteria. Upon a participant's termination of employment during the period any restrictions are in effect, all restricted stock will be forfeited unless the Committee decides that it is in the best interests of the Company to permit individual exceptions. The Committee may make a cash payment to a participant granted stock or restricted stock to allow the participant to satisfy tax obligations arising out of receipt of the stock or restricted stock.

        PERFORMANCE AWARDS. Performance awards enable the participant to receive an award if measures of performance established by the Committee are met. The Committee determines the times at which performance awards are to be made and all conditions of such awards, except that a performance measurement period must be at least twelve months long. Performance awards may be paid in common stock or other securities of the Company, cash or any other form of property as the Committee may determine. The participant is not permitted to sell, assign, transfer, pledge or otherwise encumber shares received as part of a performance award prior to the date on which any applicable restriction or performance period established by the Committee lapses.

        LIMITS ON STOCK AWARDS AND PERFORMANCE AWARDS. In no event may the aggregate number of shares granted under the 2002 Plan as stock awards (either restricted or otherwise) or pursuant to performance awards exceed 20% of the total number of shares authorized for issuance under the 2002 Plan. In addition, no individual participant may be awarded more than 300,000 shares (post-stock split) as a stock award (either restricted or otherwise), or 300,000 shares (post-stock split) pursuant to a performance award, in any one calendar year, except in the case of a multi-year grant. Stock awards other than restricted stock may be granted only in lieu of salary or cash bonus.

        AMENDMENT AND TERMINATION. The Board of Directors may suspend, terminate or amend the 2002 Plan but may not, without affirmative vote of a majority of all votes cast on the matter at a meeting of the Shareholders of the Company (provided that the total votes cast for the matter represent over 50% of the shares entitled to vote on the matter), increase the total number of shares that may be optioned or granted under the 2002 Plan, amend the section requiring shareholder approval for the repricing of any outstanding stock option, change the eligibility requirements for participation in the 2002 Plan, or adopt any other revision that would require shareholder approval under the rules promulgated by the New York Stock Exchange.

        FEDERAL INCOME TAX CONSIDERATIONS. Under present Internal Revenue Service regulations, the following are the federal tax consequences generally arising with respect to awards granted under the 2002 Plan. The grant of a stock option will create no tax consequences for the participant or the Company. The participant will have no taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply), and the Company will not receive a deduction when an incentive stock option is exercised. Upon exercising a stock option that is not an incentive stock option, the participant must recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the exercise date, and the Company intends to take a deduction for the same amount.

        With respect to other awards granted under the 2002 Plan that are settled in cash or stock that is either transferable or not subject to a substantial risk of forfeiture, the participant must recognize ordinary income in an amount equal to the cash or the fair market value of the shares received. The Company will receive a deduction of the same amount subject to the compensation deduction limitation of Internal Revenue Code Section 162(m). With respect to other awards granted under the 2002 Plan that are settled in stock that is subject to restrictions as to transferability and subject to a substantial risk of forfeiture, the participant must recognize ordinary income in an amount equal to the fair market value of the shares received at the first time the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier.

        The tax treatment upon disposition of shares acquired under the 2002 Plan will depend on how long the shares have been held. In the case of shares acquired through exercise of a stock option, the tax treatment will also depend on whether or not the shares were acquired by exercising an incentive stock option. There will be no tax consequences to the Company upon the disposition of shares acquired under the 2002 Plan except that the Company may receive a deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding period has been satisfied.

        NEW PLAN BENEFITS. The cost to the Company of the change to be made to the 2002 Plan cannot be determined at this time since the form and amount of awards to be made in any year are determined at the discretion of the Compensation and Management Development Committee based on individual and corporate performance, the competitiveness of the Company's compensation program, the Company's best interests and other factors.

        YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ITEM 2, THE PROPOSAL TO AMEND THE LONG TERM INCENTIVE PLAN.

Proposed Amendment to the Certificate of Incorporation

        On February 24, 2004, your Board unanimously declared advisable an amendment to Praxair's Restated Certificate of Incorporation to provide for an increase in the number of shares of common stock included in the authorized capital of the Company, from 500,000,000 shares to 800,000,000 shares, subject to the approval of the amendment by the shareholders at the Annual Meeting. The proposed amendment would not change the number of shares of preferred stock that is currently authorized (25,000,000). The text of this proposed amendment is included in the Certificate of Amendment attached as Appendix 4 to this Proxy Statement.

        OVERVIEW. Praxair is required by Delaware law to obtain shareholder approval for any amendment to our Restated Certificate of Incorporation. After considering Praxair's current number of issued and outstanding shares of common stock and our current outstanding equity obligations, your Board of Directors has determined that it is necessary to increase the number of shares of common stock authorized for issuance from 500,000,000 shares to 800,000,000 shares.

        If approved by our shareholders, the increase in authorized capital would become effective as soon as reasonably practicable after the Annual Meeting by filing the Certificate of Amendment with the Secretary of State of the State of Delaware.

        REASONS FOR PROPOSAL. Because of the 2:1 stock split effected on December 15, 2003, [324,911,608] shares of common stock were issued and outstanding as of March 1, 2004. Your Board believes that the proposed amendment will restore the flexibility for issuances of equity that was available to the Board prior to the stock split, thus maintaining the Company's ability to respond to various corporate opportunities which may arise in the future while continuing to have enough shares in reserve to satisfy current obligations. The unissued shares would be available for issuance from time to time for various corporate purposes, including stock splits, stock dividends, employee benefit and compensation plans, acquisitions and public or private sales for cash as a means of raising capital. The increase in authorized capital would mean that the additional authorized shares would be available for issuance from time to time at the discretion of your Board without further shareholder action, except as may be required for a particular transaction by law, the policies of the NYSE or any contractual obligations of the Company that may be in effect at the time of issuance, which will in many cases avoid any potential expense or delay in connection with obtaining shareholder approval for a particular issuance of shares.

        PRINCIPAL EFFECTS ON RIGHTS OF CURRENT SHAREHOLDERS. The proposal to increase the authorized capital of the Company may affect the rights of existing holders of common stock to the extent that future issuances of common stock reduce each existing shareholder's proportionate ownership and voting rights in the Company. In addition, possible dilution caused by future issuances of common stock could lead to a decrease in Praxair's net income per share in future periods and a resulting decline in the market price of Praxair's common stock. It is not anticipated that adoption of the amendment would have any other effect on the holders of Praxair's common stock.

        YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ITEM 3, THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION.

Proposed Stockholder Protection Rights Agreement

        Praxair's Board of Directors has authorized Praxair to enter into a stockholder protection rights agreement that will become effective on May 3, 2004, contingent on the vote in favor of the adoption of the rights agreement of a majority of the shares cast and entitled to vote at the Annual Meeting. Following is a summary of the material terms of the rights agreement. The statements below are only a summary, and we refer you to the full text of the stockholder protection rights agreement, a copy of which is attached to this Proxy Statement as Appendix 5. Each statement in this summary is qualified in its entirety by this reference.

        The proposed stockholder protection rights agreement, if adopted, will replace the Stockholder Protection Rights Agreement, dated as of June 30, 2002, between Praxair and Registrar and Transfer Company. By action of the Board on December 9, 2003, that agreement was amended to terminate on May 3, 2004, more than eight years earlier than its original termination date. The Board believes that the proposed new agreement is in the best interests of Praxair's shareholders. The proposed agreement would provide time and bargaining power for the Board, in the case of offers that the Board considers to be coercive, abusive, or opportunistic and hostile, to evaluate an offer, consider alternative offers, and to negotiate the best price for Praxair's shareholders if a change of control transaction is to occur. Praxair has consulted with many of its large shareholders, proxy advisors, and published guidelines in order to draft an agreement that contains many progressive, "shareholder-friendly" provisions, including the "qualifying offer" provisions discussed below which would, under certain circumstances, permit a shareholder vote on whether to redeem the rights.

        Under the terms of the proposed stockholder protection rights agreement, holders of Praxair's common stock as of April 30, 2004 will receive on May 3, 2004 one stockholder protection right for every share of common stock that they held on April 30, 2004. Each share of common stock of Praxair issued after the close of business on April 30, 2004 also will be issued one corresponding right. The rights will be evidenced by Praxair's common stock certificates. After the separation time, which is described below, each right will entitle the holder to purchase from Praxair one one-hundredth of a share of participating preferred stock, no par value, at a purchase price of $150 per interest, subject to adjustment, or, in the circumstances described below, to purchase shares of Common Stock equal in value to twice the Exercise Price (as adjusted). The rights also would entitle their holders to acquire common stock of an acquiror in the circumstances described below.

        The rights serve as an anti-takeover device and encourage third parties who may be interested in acquiring Praxair to negotiate directly with your board of directors. The rights will not prevent a takeover of Praxair. However, as described below, the rights may cause substantial dilution to a person or group that acquires 20% or more of Praxair's common stock unless the rights are first redeemed by your board of directors. Nevertheless, the rights should not interfere with a transaction that is in the best interests of Praxair and its shareholders because the rights may be redeemed on or prior to the close of business on the flip-in date that is described below, before the consummation of such a transaction. Your Board's decision to propose entering into the stockholder protection rights agreement was not made in response to, or in anticipation of, any acquisition proposal, and is not intended to prevent a non-coercive takeover bid from being made for Praxair or to secure continuance of management or the directors in office.

        EVENTS CAUSING THE EXERCISABILITY OF THE RIGHTS. The rights will become exercisable upon the occurrence of the "separation time," which is defined in the rights agreement as the earlier to occur of:

  •
  the tenth business day (or a later date as determined by the Board of Directors of Praxair) after the date on which any person commences a tender or exchange offer which, if consummated, would result in that person's becoming an "acquiring person" under the rights agreement, which generally means a person or group that has become the beneficial owner of 20% or more of Praxair's outstanding common stock, and

  •
  the "flip-in date", which is the tenth business day after the first date (or a later date as determined by the Board of Directors of Praxair) of

  •
  a public announcement by Praxair that any person has become an acquiring person or

  •
  the date and time on which any acquiring person becomes the beneficial owner of more than 20% of the outstanding shares of Praxair's common stock.

        Until the separation time, the rights may be transferred only with Praxair's common stock.

        PRAXAIR'S BOARD OF DIRECTORS MAY REDEEM OR EXCHANGE THE RIGHTS. The Board of Directors of Praxair may, at its option, at any time prior to the close of business on the flip-in date, redeem all (but not less than all) of the then outstanding rights at a price of $.001 per right. The rights will then terminate immediately and each right, whether or not previously exercised, will thereafter represent only the right to receive the redemption price in cash or securities, as determined by the Board of Directors.

        In the event that a flip-in date occurs prior to the expiration of the rights, each right (other than rights owned by an acquiring person, its affiliates or transferees, which will become void) will thereafter constitute the right to receive, upon exercise for the exercise price of $150, subject to adjustment, that number of shares of Praxair's common stock (or, in certain circumstances, cash, property or other securities of Praxair) having a value equal to two times the exercise price. However, Praxair's Board of Directors may exchange the rights (other than rights owned by the acquiror, which will become void), under certain circumstances, after a flip-in date, in whole or in part, at an exchange ratio of one share of Common Stock per right.

        Until a right is exercised or exchanged, the holder of the right, by virtue of being a right holder, will have no rights as a shareholder of Praxair, including, for example, the right to vote or to receive dividends.

        EXERCISE OF RIGHTS FOR SHARES OF AN ACQUIRING COMPANY. If, before the expiration of the rights, Praxair enters into, consummates or permits to occur a transaction or series of transactions on or after a flip-in date in which, directly or indirectly:

  •
  Praxair will consolidate, merge or participate in a statutory share exchange with any other person if, at the time of consummation of that transaction, an acquiring person is the beneficial owner of 90% or more of the outstanding shares of Praxair's common stock or controls the Board of Directors of Praxair and either

  •
  any term of or arrangement concerning the treatment of shares of capital stock in that transaction relating to the acquiring person is not identical to the terms and arrangements relating to other holders of Praxair's common stock or

  •
  the person with whom such transaction occurs is the acquiring person (or one of its affiliates or associates), or

  •
  Praxair or a subsidiary sells or otherwise transfers more than 50% of its assets or assets that generate more than 50% of the operating income or cash flow of Praxair and its subsidiaries to any other person or group and, at the time Praxair enters into an agreement with respect to such a transaction, the acquiring person or its affiliates or associates controls the Board of Directors of Praxair, then Praxair must take all required actions so that upon consummation or occurrence of the transaction

  •
  each right will thereafter constitute the right to purchase from the acquiring entity that number of shares of common stock of the acquiring entity having an aggregate market price on the date of the transaction equal to twice the exercise price of the right, for an amount in cash equal to the then current exercise price of the right, and

  •
  the acquiring person will thereafter be liable for, and assume, all the obligations and duties of Praxair pursuant to the rights agreement.

        QUALIFYING OFFER. Not earlier than ninety business days, nor later than 120 business days, after the emergence of a "qualifying offer," as described below (which has not been terminated and which continues to be a "qualifying offer"), shareholders representing a majority of the shares of common stock of Praxair outstanding may request that the Board call a special meeting of shareholders to vote on redeeming all of the rights. The record date for determining the shareholders eligible to request such a meeting will be the 90th business day following commencement of the qualifying offer. The Board must then call and hold such a meeting within 90 business days after the Board's receipt of the shareholder request. If, at the special meeting, shareholders representing a majority of the shares of common stock outstanding vote in favor of redeeming the rights, then the rights will be redeemed on the date that the vote results are certified. If no special meeting is held by the date that is 90 business days following receipt of the shareholder's requests for the special meeting, the rights will be redeemed at the close of business on that 90th business day.

        A qualifying offer is an offer determined by the Board to have each of the following characteristics:

  •
  is an all-cash tender offer or stock exchange offer or combination thereof for any and all of the outstanding shares of common stock of Praxair;

  •
  is an offer that has commenced within the meaning of Rule 14d-2(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is made by an offeror (including its affiliates or associates) that beneficially owns no more than 1% of the outstanding common stock of Praxair as of the date of such commencement;

  •
  is an offer whose per-share price is greater than the highest market price of Praxair's common stock in the preceding 24 months, with, in the case of an offer that includes shares of common stock of the offeror, such per-share offer price being determined using the lowest reported market price for common stock of the offeror during the five trading days immediately preceding and the five trading days immediately following the commencement of the offer;

  •
  is an offer which, within 20 business days after the commencement date of the offer (or within 10 business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to Praxair shareholders is either unfair or inadequate;

  •
  is subject only to the minimum tender condition described below and other customary terms and conditions, which conditions shall not include any requirements with respect to the offeror or its agents being permitted to conduct any due diligence with respect to the books, records, management, accountants and other outside advisers of Praxair;

  •
  is accompanied by an irrevocable written commitment by the offeror to the Company that the offer will remain open for at least 120 business days and, if a special meeting is duly requested by Praxair's shareholders with respect to the offer, at least 10 business days after the date of the special meeting or, if no special meeting is held within 90 business days following receipt of the notice of the special meeting, for at least 10 business days following that 90-day period;

  •
  is accompanied by an irrevocable written commitment by the offeror to the Company that, in addition to the minimum time periods specified above, the offer will be extended for at least 20 business days after any increase in the price offered, and after any bona fide alternative offer is made;

  •
  is conditioned on a minimum of two-thirds of the shares of Praxair common stock being tendered and not withdrawn as of the offer's expiration date;

  •
  is accompanied by an irrevocable written commitment by the offeror to the Company to consummate promptly upon successful completion of the offer a second-step transaction whereby all shares of Praxair common stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to shareholders' statutory appraisal rights, if any;

  •
  is accompanied by an irrevocable written commitment by the offeror to the Company that no amendments will be made to the offer to reduce the offer consideration or otherwise change the terms of the offer in a way that is adverse to a tendering shareholder; and

  •
  is accompanied by certifications of the offeror and its chief executive officer and chief financial officer (in their individual capacities) that all information that may be material to an investor's decision to accept the offer have been, and will continue to be promptly for the pendency of the offer, fully and accurately disclosed.

        Any offers that have cash as all or partial consideration are subject to further conditions for qualification as "qualifying offers", as set forth in the rights agreement. These conditions generally require assurance that the offer is fully financed and that the offeror has sufficient committed resources to consummate the offer. Any offers that have acquiror common stock as all or partial consideration are subject to further conditions for qualification as "qualifying offers," as set forth in the rights agreement. These conditions generally require certain safeguards regarding, and access to, information about the acquiror to allow an informed determination as to the value and risks of the stock, including safeguards against developments that adversely affect the value of the stock, that the acquiror's stock (which may not have subordinated voting rights nor may its ownership be heavily concentrated in one person or group) is listed on a national exchange, that the acquiror meets certain seasoned issuer standards under the Securities Act of 1933, and that no acquiror shareholder approval of the issuance of the consideration to Praxair's shareholders is necessary after commencement of the offer.

        ADJUSTMENTS TO EXERCISE PRICE. The exercise price for each right and the number of shares of participating preferred stock (or other securities or property) issuable upon exercise of the rights are subject to adjustment from time to time to prevent dilution.

        AMENDMENTS TO TERMS OF THE RIGHTS; REVIEW BY INDEPENDENT DIRECTORS. Except for any extension of the expiration date (or any change in the definition thereof), which may only be done by action of Praxair's shareholders, any of the provisions of the rights agreement may be amended by Praxair's Board of Directors prior to the close of business on the flip-in date; provided that the Praxair Board of Directors will materially amend the rights agreement only if, in the exercise of its fiduciary responsibilities under Delaware law, and acting by a majority of its independent directors, it determines that such action is in the best interests of Praxair's shareholders. Also, if the board materially amends the rights agreement, it will submit such action to a non-binding shareholder vote as a separate ballot item at the next annual meeting of shareholders occurring at least six months after such action.

        After the rights are no longer redeemable, the provisions of the rights agreement may be amended by Praxair's Board of Directors in order to cure any ambiguity, defect or inconsistency, or to make changes that do not materially adversely affect the interests of holders of rights generally.

        A committee of independent directors will evaluate the rights agreement annually to determine whether it continues to be in the best interests of Praxair's shareholders or, rather, if the rights should be redeemed.

        TERM. The rights will expire at the close of business on May 2, 2009, unless earlier redeemed, exercised or exchanged by Praxair as described above, or, unless an extension is approved by the Company's shareholders prior to that date.

        YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ITEM 4, THE PROPOSAL TO APPROVE A STOCKHOLDER PROTECTION RIGHTS AGREEMENT.

MISCELLANEOUS

Shareholder Proposals for the 2005 Annual Meeting

        To be included in Praxair's proxy statement and form of proxy, proposals of shareholders intended to be presented to Praxair's 2005 Annual Meeting of Shareholders must be received at Praxair's principal executive offices by November 12, 2004. Otherwise, in order for a shareholder to bring other business before that shareholder meeting, Praxair's Certificate of Incorporation requires that proper written notice be received by Praxair on or before February 25, 2005. Shareholder proposals should be directed by mail to the Assistant Corporate Secretary, Praxair, Inc., 39 Old Ridgebury Road, M-1, Danbury, CT 06810-5113.

Annual Reports

        Shareholders of record on March 1, 2004 should have received a copy of Praxair's 2003 Annual Report to Shareholders either with this Proxy Statement or prior to its receipt. If, upon receipt of this proxy material, you have not received the Annual Report to Shareholders, please write to Investor Relations at the address below and a copy will be sent to you.

        IN ADDITION, A COPY OF PRAXAIR'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 IS AVAILABLE TO EACH RECORD AND BENEFICIAL OWNER OF PRAXAIR'S SECURITIES WITHOUT CHARGE UPON WRITTEN REQUEST TO THE INVESTOR RELATIONS DEPARTMENT, PRAXAIR, INC., 39 OLD RIDGEBURY ROAD, M-2, DANBURY, CT 06810-5113.

Cost of Proxy Solicitation

        The entire cost of soliciting proxies will be borne by Praxair including the expense of preparing, printing and mailing this Proxy Statement. Solicitation costs include payments to brokerage firms and others for forwarding solicitation materials to beneficial owners of Praxair's stock and reimbursement of out-of-pocket costs incurred for any follow up mailings. Praxair also has engaged Morrow & Co., Inc. to assist in the solicitation of proxies from shareholders at a fee of $7,500 plus reimbursement of out-of-pocket expenses. In addition to use of the mail, proxies may be solicited personally or by telephone by employees of Praxair without additional compensation, as well as by employees of Morrow & Co., Inc.

BY ORDER OF THE BOARD OF DIRECTORS

DAVID H. CHAIFETZ, Vice President, General Counsel and Secretary
March [12], 2004

YOU ARE URGED TO PROMPTLY COMPLETE AND FILE A PROXY

APPENDIX 1

CORPORATE GOVERNANCE GUIDELINES

        The Corporation shall comply with all applicable legal requirements and New York Stock Exchange standards; and the Board shall adopt such additional practices and structures that it believes will improve the Corporation's governance so as to better serve the interests of the shareholders and the other constituencies of the Corporation.

        Business Integrity, Ethics and Compliance with Laws.    The Board believes that a strong integrity, ethics, and compliance culture is (1) a social obligation to those impacted by the Corporation, (2) necessary for maintaining investor trust, and (3) a necessary condition for effective corporate governance, the absence of which cannot be overcome by formal practices and structures. The Board believes further that such culture must be driven by example and emphasis at the top of the organization.

  •
  The Board shall adopt and periodically review a Corporate Policy on Compliance with Laws and Business Integrity and Ethics, and such policy shall be equally applicable to the directors of the Corporation as it is to its officers and employees.

  •
  The Board, acting through its Audit Committee, shall oversee and monitor management's development and operation of preventative, reporting, investigation, and resolution programs for implementing that policy.

  •
  Ethical values and performance shall be significant factors in the selection of directors, the CEO, and senior management.

  •
  Each elected officer of the Corporation shall be accountable to the Board for policy compliance within his/her areas of responsibility and compliance performance shall be considered in the performance reviews and compensation determinations for such officers.

        Role of the Board of Directors.    The duties of the Board are largely defined by Delaware law, federal statutes and regulations (notably those of the Securities and Exchange Commission), and New York Stock Exchange Listing Standards. The Board shall focus its priorities on the following core responsibilities:

  •
  Advice and counsel to management regarding significant issues facing the Corporation.

  •
  Assessing the performance of the Chief Executive Officer and senior management and setting compensation accordingly.

  •
  Succession planning and management development.

  •
  Overseeing the Corporation's integrity and ethics, compliance with laws, and financial reporting.

  •
  Evaluating and approving the Corporation's strategic direction and initiatives and monitoring implementation and results.

  •
  Monitoring the Corporation's operating results and financial condition.

  •
  Understanding and assessing risks to the Corporation and monitoring the management of those risks.

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        Board and Committee Effectiveness Assessment.    To assure that it is effectively fulfilling its role, the Board must periodically reflect on its own performance.

  •
  At least annually, the Board shall assess the Corporation's governance practices and structures; and its effectiveness as a Board in fulfilling its responsibilities and in addressing the issues facing the Corporation.

  •
  The Governance & Nominating Committee shall be responsible for organizing and initiating this assessment and shall take into account the views and recommendations of recognized governance authorities.

  •
  Each Board Committee, under the leadership of its Chairman, shall conduct a self-assessment of its effectiveness at least annually, including a review of its charter from the Board.

        Board Leadership.    Combining the positions of Chairman and Chief Executive Officer provides the most effective leadership model for this Corporation but, in order to assure a proper balance between the Chairman/CEO and the independent directors, and to assure effective leadership in the event of a contingency:

  •
  Regular private meetings of the independent directors shall be scheduled no less than quarterly.

  •
  The independent directors shall elect an Executive Session Presiding Director (PD) to preside at such meetings and to provide leadership in the event of the incapacitation of the Chairman or of a crisis or other event or circumstance which would make management leadership inappropriate or ineffective.

  •
  The PD shall be responsible for conducting at least annually a formal performance review of the Chief Executive Officer.

  •
  The PD may periodically advise the Chief Executive Officer of the views of the independent directors. However, it is vitally important that the Chief Executive Officer have a frank and open relationship with each director and each director must assume the responsibility of communicating frank advice and counsel directly to the Chief Executive Officer.

  •
  The Chairman shall insure that the Board's agendas, schedules, and information flow to the directors provide adequate focus, time, and background for the Board to fulfill its core responsibilities.

  •
  The Chairman shall insure that each Committee's agendas cover every item of the Committee's responsibility as set forth in the Committee's charter as adopted by the Board.

  •
  Each director shall have the right to request that items be added to the Board and Committee agendas, that additional time be allocated to discussion of an issue, and that additional information be provided by management or other sources.

  •
  The Board shall have access to management other than the Chief Executive Officer for the purposes of information gathering and management assessment and development.

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        Board Structure.    Much of the oversight work of the Board shall be done through specialized Committees in which a focus and expertise can be brought to bear on important issues.

  •
  As a minimum, the Board shall have standing Committees as follows: an Audit Committee, a Governance & Nominating Committee, a Compensation & Management Development Committee, and a Finance & Pension Committee.

  •
  Each of the foregoing Committees shall be comprised only of independent directors.

  •
  The Board shall formally adopt a written charter for each Committee specifying in detail the responsibilities delegated to that Committee.

  •
  Each Committee Charter shall provide authority to the Committee to retain and pay such external advisors as it deems necessary to fulfill its obligations.

  •
  Each Committee shall regularly report to the full Board on its reviews, actions, decisions and recommendations.

  •
  While director qualifications, anticipated retirement dates, and other considerations may constrain strict adherence to any fixed rotation policy, it shall be the goal of the Board to regularly rotate Committee Chairs and members every 3-5 years while maintaining at all times on each Committee some number of members having reasonable tenure and experience in the Committee.

  •
  The Governance & Nominating Committee shall review Committee membership at least annually and recommend to the Board any changes that may be appropriate; and the Board shall appoint Committees annually at the meeting immediately following the Annual Shareholders' Meeting.

        Board Independence and Shareowner Representation.    The Board recognizes its duties to the shareowners of the Corporation and believes that it can best fulfill those responsibilities by being and acting independent of management.

  •
  A substantial majority of the Board shall be independent.

  •
  The Board shall establish and periodically review independence standards for service on the Corporation's Board.

  •
  Board members and candidates shall be periodically evaluated for compliance with these independence standards.

  •
  Director stock ownership guidelines shall be established to insure that each director has sufficient meaningful long term stake in the performance of the company to be aligned with the interests of long term shareowners; but not so substantial to the individual's total wealth as to potentially compromise the director's independence or willingness to raise issues that may adversely affect the short-term market price.

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        Director Qualifications and Performance.    The Board acknowledges the importance of insuring that it has the mix of perspectives, experience and competencies that are appropriate to the Corporation's strategies, and its business, market, geographic, and regulatory environments. The Board also recognizes that its effectiveness is dependent on having directors who have the time to focus on the Corporation's issues, and who contribute to an open Board culture that encourages frank discussion and free exchange of information.

  •
  The Governance & Nominating Committee shall be responsible for evaluating the mix of Board member skills required in connection with filling any vacancy on the Board.

  •
  The Committee shall take into account the Chief Executive Officer's views as to areas in which management desires additional advice and counsel.

  •
  It shall be the Board's policy that any director whose principal employment materially changes from that in effect at the time s/he was first selected for service on the Corporation's Board shall offer his or her resignation as a director.

  •
  The Board shall establish, and periodically review, a policy limiting each director's service on other public company Boards and Audit Committees to assure that the Corporation's directors are able to provide sufficient focus on their responsibilities to this Board.

  •
  The Board shall establish such tenure policies as it deems necessary to maintain an appropriate balance between fresh perspectives and energy and institutional experience and knowledge of the Corporation.

  •
  The full Board's self-assessment of its effectiveness shall include questions regarding the preparedness and contributions of directors generally. The Governance & Nominating Committee shall provide feedback to directors and suggest additional training as deemed appropriate based on this self-assessment.

  •
  The Governance & Nominating Committee shall privately consider measures of director effectiveness when recommending an incumbent director for re-election.

  •
  Directors shall be periodically offered self-assessments as a way to communicate expectations and the factors by which effective directorship can be measured, to encourage reflection and self-improvement, and to provide another means for directors to identify their requests for additional training or orientation to assist them in discharging their duties as directors.

  Director Training.

  •
  Each director is responsible for his or her own continuing education.

  •
  Management shall periodically identify for the Board third party-provided continuing education programs and the Corporation shall sponsor the attendance of any director who wishes to attend any such program, as well as attendance at other like programs that may be identified by the director.

  •
  Management shall annually conduct training related to matters within the oversight responsibilities of the Audit Committee, and non-Audit Committee members shall be free to attend as well.

  •
  The Corporate Secretary will be responsible for designing and organizing an orientation program tailored to the needs of any new director.

        Director Compensation.    Compensation for the non-management directors' service to the Corporation shall be based on the following principles:

  •
  Total compensation shall be competitive with that of the largest 200 U.S. public companies.

  •
  Compensation arrangements shall be flexible enough to allow each director to balance a mix of equity and cash according to his/her own needs keeping in mind the Board's mandatory guidelines for achieving and maintaining stock ownership.

  •
  Some portion of directors' compensation will be comprised of long-term incentives which parallel the types of long term incentives granted by the Board to senior management.

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APPENDIX 2

BOARD POLICY
DIRECTOR INDEPENDENCE STANDARDS

        In order for a director to be "independent" for purposes of service on the Praxair, Inc. Board of Directors, s/he must:

  1.
  Not have been an employee within the last three years and never have been an officer of Praxair, Inc.

  2.
  Not have been an executive officer within the last three years of a company on who's Compensation Committee a present executive officer of Praxair, Inc.1 sits.

  3.
  Not be affiliated with or employed in a professional capacity by a present or former auditor of Praxair, Inc.1 within the three years after the end of either the affiliation or the auditing relationship.

  4.
  Not have an immediate family member2 who is or has been (a) an executive officer of Praxair, Inc.1 within the last three years, (b) an executive officer within the last three years of a company on who's Compensation Committee a present executive officer of Praxair, Inc.1 sits, or (c) affiliated with, or employed in a professional capacity, by a present or former auditor of Praxair, Inc.1within the three years after the end of either the affiliation or the auditing relationship.

  5.
  Not be an immediate family member2 of any executive officer, or any other director, of Praxair, Inc.

  6.
  Not have, nor may any immediate family member2 (other than as a non-executive employee) have, received within the last three years any compensation from Praxair, Inc.1 or any other person, directly or indirectly (including, for example, fees paid to an advisory firm in which the director is a partner or has a greater than 10% equity or voting interest whether or not the director personally provided the service) for services rendered to Praxair, Inc.1 (other than standard arrangements applicable to directors generally including, without limitation, deferred compensation for prior service provided that such compensation is not contingent on continued service).

  7.
  [not used]

  8.
  Not have had a personal services contract with Praxair, Inc.1, or with any executive officer of Praxair, Inc., within the last 5 years.

  9.
  Not be, nor may any immediate family member2 be, an executive officer, partner or greater than 10% owner of any company supplying or receiving goods and services to or from Praxair, Inc.1 unless such goods and services are supplied in the ordinary course of business on an arms-length basis and their value has not exceeded within the last three years (1) 5% of the consolidated gross revenues of either company, or (2) the greater of $1 million or 2% of the other company's consolidated gross revenues.

  10.
  Not be an executive officer, partner or greater than 10% owner of any company to which Praxair, Inc.1 is indebted in an aggregate amount in excess of 5% of Praxair, Inc.'s consolidated assets.

  11.
  Not be, nor may any immediate family member2 be, (a) indebted to Praxair, Inc.1 in an amount greater than $60,000, (b) an executive officer, partner or greater than 10% owner of any entity that is so indebted, or (c) a trustee of, or have a substantial beneficial interest in, any trust or other estate that is so indebted.

2-1

  12.
  Not have, nor may any immediate family member2 have, any direct or indirect material interest in an transaction or series of transactions to which Praxair, Inc.1 is a party and in which the transaction amount exceeds $60,000 (other than interests that arise solely from an aggregate ownership of less than 10% of Praxair or an entity furnishing services to Praxair).

  13.
  Not be a director pursuant to any arrangement or understanding with another person or group.

  14.
  Not hold, nor otherwise have voting power with respect to, greater than 50% of Praxair, Inc.'s1 outstanding voting stock, either directly, or indirectly through one or more intermediaries.

  15.
  Not be, nor may any immediate family member2 be, an employee, officer or director of a foundation, university or other non-profit organization that receives, or has received, from Praxair, Inc.1 or Praxair Foundation, Inc. in any of the last 5 years grants or endowments greater than $100,000 or greater than 1% of the total donations received by the entity in that year.

  16.
  The Board will also evaluate, on a case by case basis, any other relationship, direct or indirect, between a director and Praxair and its officers which might have the appearance of potentially impairing the director's independence of judgment. Special attention will be paid to:

  a.
  Coincident service on a non-profit or charitable Board by the director and a Praxair, Inc. officer, or the immediate family members1 of any of them.

  b.
  Close personal relationships between the director and any executive officer.

  1
  For purposes of these independence tests, Praxair, Inc. is intended to also refer to any consolidated subsidiary of Praxair, Inc.

  2
  "immediate family member" means any of the person's spouse, parents, children, siblings, mothers-and fathers-in-law, son- and daughters-in-law, and brother-and sisters-in-law and anyone (other than domestic employees) who shares the person's home.

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APPENDIX 3

RESTATED 2002 PRAXAIR, INC. LONG TERM INCENTIVE PLAN
INCORPORATING THE PROPOSED AMENDMENT

Section 1. Purpose. The purpose of the 2002 Praxair, Inc. Long Term Incentive Plan (hereinafter referred to as the "Plan") is to (a) advance the interests of Praxair, Inc. (the "Company") and its stockholders by providing incentives and rewards to those employees who are in a position to contribute to the long term growth and profitability of the Company; (b) assist the Company and its subsidiaries and affiliates in attracting, retaining, and developing highly qualified employees for the successful conduct of their business; and (c) make the Company's compensation program competitive with those of other major employers.

Section 2. Definitions.

        2.1   A "Change in Control of the Company" shall be deemed to occur if any of the following circumstances shall occur:

            (i)  individuals who, on January 1, 2003, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to January 1, 2003, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be an Incumbent Director; provided, however, that no individual elected or nominated as a director of the Company initially as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed an Incumbent Director;

           (ii)  any "person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions, (A) by the Company or any Subsidiary; (B) by any employee benefit plan sponsored or maintained by theCompany or Subsidiary; (C) by any underwriter temporarily holding securities pursuant to an offering of such securities; (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii)); or (E) pursuant to any acquisition by a Participant (as defined in Section 2.11) or any group of persons including a Participant (or any entity controlled by a Participant or any group of persons including a Participant);

          (iii)  the consummation of a merger, consolidation, share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"); or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination; (B) no person (other than any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation); and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non-Qualifying Transaction"); or

          (iv)  The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or a sale or disposition of all or substantially all of the Company's assets.

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        Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

        2.2   "Code" means the Internal Revenue Code of 1986, as now or hereafter amended.

        2.3   "Committee" shall mean the Compensation and Management Development Committee of the Board of Directors of the Company or such other Committee appointed by the Board for the purpose of administering this Plan comprising two or more members of the Board who are "non-employee" directors within the meaning of Rule 16b-3 under the Exchange Act.

        2.4   "Disability" means a Participant's inability to engage in any substantial gainful activity because of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of six months or longer.

        2.5   "Eligible Employee" means any employee of the Company or of a participating Subsidiary or Affiliate of the Company except those union-represented employees where no agreement has been reached with their collective bargaining representative for their participation in this Plan. No "Eligible Employee" shall be a member of the Committee.

        2.6   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        2.7   "Executive Officer" shall mean an Executive Officer of the Company, as such term is defined within the meaning of the Exchange Act or for purposes of Section 16 of the Exchange Act.

        2.8   "Incentive Stock Option" means any stock option granted pursuant to this Plan which is designated as such by the Committee and which complies with Section 422 of the Code.

        2.9   "Market Price" is the mean of the high and low prices of the Common Stock of the Company as reported in the New York Stock Exchange-Composite Transactions on the date for which a Market Price is to be determined under this Plan (or on the next preceding day such Stock was traded on a stock exchange included in the New York Stock Exchange-Composite Transactions if it was not traded on any such exchange on such date).

        2.10 "Non-Qualified Stock Option" means any stock option granted pursuant to this Plan which is not an Incentive Stock Option.

        2.11 "Participant" shall mean an individual selected to participate in the Plan pursuant to Section 3.

        2.12 "Performance Award" shall mean a payment pursuant to Section 8 herein.

        2.13 "Restricted Stock" means Stock of the Company subject to restrictions on the transfer of such Stock, conditions for forfeiture of such Stock, or any other limitations or restrictions as determined by the Committee.

        2.14 "Retirement" shall mean termination of employment with the Company or a Subsidiary or Affiliate, other than for cause, with the right to receive immediately a non- actuarially reduced pension under the Company's Retirement Program; provided, however, that if the Participant is employed by a foreign affiliate of the Company and/or is not eligible to participate in the Company's Retirement Program, "Retirement" shall mean termination of employment with the Company or a Subsidiary or Affiliate, other than for cause, after the Participant has (i) attained age 65; (ii) attained age 62 and completed at least 10 years of employment with the Company; or (iii) accumulated 85 points, where each year of the Participant's age and each year of employment with the Company count for one point.

        2.15 "Stock" shall mean the Common Stock, $0.01 par value, of the Company.

        2.16 "Subsidiary" and "Affiliate" of the Company each shall mean any entity in which the Company has a 50% or greater ownership interest, directly or indirectly.

Section 3. Participation. The Participants in the Plan ("Participants") shall be those Eligible Employees who are selected to participate in the Plan by the Committee. Any Eligible Employee, or each member of any group of Eligible Employees, to whom the Committee by resolution has granted an award (or as to whom the Committee has delegated to the Chief Executive Officer the right to allocate awards pursuant to Section 4) shall be deemed a Participant with respect to such award.

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Section 4. Administration. The Plan shall be administered and interpreted by the Committee, which shall have sole authority to make rules and regulations for the administration of the Plan. The interpretations and decisions of the Committee with regard to the Plan shall be final and conclusive and binding upon all Participants. The Committee may request advice or assistance or employ such persons (including without limitation, legal counsel and accountants) as it deems necessary for the proper administration of the Plan. The Committee shall (i) determine the number and types of awards to be made under the Plan; (ii) select the awards to be made to Participants; (iii) set the exercise price, the number of options to be awarded, and the number of shares to be awarded out of the total number of shares available for award; (iv) delegate to the Chief Executive Officer of the Company the right to allocate awards among Eligible Employees who are not Executive Officers of the Company, such delegation to be subject to such terms and conditions as the Committee in its discretion shall determine; (v) establish administrative regulations to further the purpose of the Plan; and (vi) take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan.

Section 5. Awards.

        5.1    Types of Awards.    Awards under this Plan may be in any of the following forms (or a combination thereof) (i) stock option awards; (ii) grants of Stock or Restricted Stock; or (iii) Performance Awards. All awards shall be made pursuant to award agreements between the Participant and the Company. The agreements shall be in such form as the Committee approves from time to time.

        5.2    Maximum Amount Available.    The total number of shares of Stock (including Restricted Stock, if any) optioned or granted under this Plan during the term of the Plan shall not exceed 15,800,000 shares. Effective upon the approval of the stockholders of the Company, the foregoing limit shall be increased to 31,600,000 shares. Solely for the purpose of computing the total number of shares of stock optioned or granted under this Plan, there shall not be counted (i) any shares which have been forfeited; (ii) any shares covered by an option which, prior to such computation, has terminated in accordance with its terms or has been cancelled by the Participant or the Company; and (iii) any shares otherwise deliverable to a Participant or his/her transferee upon exercise of an option, or upon the grant or vesting of a Stock Award (as defined in Section 7.1), which are withheld by the Company in order to satisfy tax withholding or exercise price obligations. In addition, there shall be credited to the number of authorized shares remaining for grant or option under this Plan, any share which is delivered to the Company by a Participant or his/her transferee in satisfaction of tax withholding or exercise payment obligations.

        5.3    Adjustment in the Event of Recapitalization, etc.    In the event of any change in the outstanding shares of the Company by reason of any stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change or in the event of any special distribution to the stockholders, the Committee shall make such equitable adjustments in the number of shares and prices per share applicable to options then outstanding and in the number of shares which are available thereafter for Stock Option Awards (as defined in Section 6.1) or other awards, both under the Plan as a whole and with respect to individuals and award type, as the Committee determines are necessary and appropriate. Any such adjustment shall be conclusive and binding for all purposes of the Plan.

Section 6. Stock Options.

        6.1    Award Types.    The Company may award options to purchase the Common Stock of the Company (hereinafter referred to as "Stock Option Awards") to such Participants as the Committee (or the Chief Executive Officer of the Company, if the Committee in its discretion delegates the right to allocate awards pursuant to Section 4) authorizes and under such terms as the Committee establishes. The Committee shall determine with respect to each Stock Option Award, and designate in the grant, whether a Participant is to receive an Incentive Stock Option or a Non-Qualified Stock Option.

        6.2    Per-Participant Limits.    The maximum number of shares of Stock with respect to which Stock Option Awards may be granted under this Plan during any calendar year to any Participant is 1,000,000 except in the case of a multi-year grant, in which case the maximum number of shares for the Participant shall be 1,000,000 times the number of years during which the Participant is not to receive any additional grants of Stock Option Awards.

        6.3    Exercise Price.    The exercise price of each share of Stock subject to a Stock Option Award shall be specified in the grant, but in no event shall the exercise price be less than the closing price of the Common Stock of the Company on the date the award is granted as reported in the New York Stock Exchange-Composite Transactions. If the Participant to whom an Incentive Stock Option is granted owns, at the time of the grant, more than ten percent (10%) of the combined voting power of the Participant's employer or a parent or subsidiary of the employer, the exercise price of each share of Stock subject to such grant shall be not less than one hundred ten percent (110%) of the closing price described in the preceding sentence.

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        6.4    Repricing.    Without the prior approval of the Company's shareholders, (a) the exercise price of any Stock Option Award granted pursuant to this Plan shall not be changed following the date of its grant, other than such equitable changes as may arise in connection with the adjustments permitted under Section 5.3 and no Stock Option Award may be cancelled and replaced with a new Stock Option Award with a lower exercise price where the economic effect would be the same as reducing the exercise price of the cancelled option.

        6.5    Transferability.

        (a)   Stock Option Awards shall not be transferable by the Participant other than:

            (i)  In the case of the Participant's death, pursuant to the beneficiary designation then on file with the Company, or, in the absence of such a beneficiary designation (or if the designated beneficiary has predeceased the Participant), by will or the laws of descent and distribution (in which case the Company without liability to any other person, may rely on the directions of the executor or administrator of the Participant's estate with respect to the disposition or exercise of such options);

           (ii)  In the Committee's discretion, the terms of a Non-Qualified Stock Option may permit the Participant to transfer the Stock Option Award to (w) his or her spouse, children (including by adoption), stepchildren or grandchildren (referred to herein as the Participant's "Family Members"), (x) a trust or trusts for the exclusive benefit of such Family Members, (y) a partnership in which such Family Members are the only partners, or (z) such other persons or entities as the Committee may approve on a case-by-case basis; or

          (iii)  In the case of a transferee's death, to his/her estate without rights to further distribution.

         (b)  Any transfer pursuant to this Section 6.5 shall be subject to the following:

            (i)  there may be no consideration for any such transfer;

           (ii)  the stock option agreement pursuant to which such Stock Option Award is granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 6.5; and

          (iii)  subsequent transfers of transferred Stock Option Awards shall be prohibited except those in accordance with this Section 6.5.

         (c)  Following transfer, any transferred Stock Option Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of death, Disability, Retirement and termination of employment with respect to an outstanding Stock Option Award shall be in relation to the original grantee Participant notwithstanding an earlier transfer of the Stock Option Award. Following such events, the Stock Option Award shall be exercisable by the transferee only to the extent and for the periods specified in Sections 6.7 and 6.8 hereof.

        6.6    Duration of Stock Option Awards.    A Stock Option Award by its terms shall be of no more than ten (10) years' duration, except that an Incentive Stock Option granted to a Participant who, at the time of the grant, owns Stock representing more than ten percent (10%) of the combined voting power of the Participant's employer or a parent or subsidiary of the employer shall by its terms be of no more than five (5) years' duration.

        6.7    Initial Vesting.    A Stock Option Award by its terms shall be exercisable only after the earliest of:

            (i)  such period of time as the Committee shall determine and specify in the grant, but in no event less than three years following the date of grant of such award provided that options granted may partially vest after no less than one year so long as the entire grant does not vest fully until at least three years have elapsed from the date of grant;

           (ii)  the Participant's death; or

          (iii)  a Change in Control of the Company.

        In the event of the Participant's Disability or Retirement or the termination by the Company of the Participant's employment other than for cause, a Stock Option Award shall not be exercisable at the time of such event but shall become exercisable at the time specified in clauses (i), (ii) and (iii) above. Notwithstanding the foregoing, in the event of a Participant's Retirement prior to the first anniversary date after the date of a Stock Option Award, such Stock Option Award shall not vest but shall be immediately forfeited.

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        6.8    Exercise Period.    A Stock Option Award is only exercisable by a Participant (or, if the Stock Option Award has been duly transferred pursuant to Section 6.5, the transferee) while the Participant is in active employment with the Company, or its Subsidiary or Affiliate, except:

            (i)  in the case of a Participant's death, the Stock Option Award shall remain exercisable by the transferee of the award during a three (3) year period following the date of death;

           (ii)  in the case of a Participant's Retirement or Disability, the Stock Option Award, to the extent not forfeited in accordance with Section 6.7 above, shall remain exercisable during the original grant duration as specified in the grant agreement;

          (iii)  in the case of termination by the Company of the Participant's employment other than for cause, the Stock Option Award shall remain exercisable during a three (3) year period commencing on the effective date of such termination;

          (iv)  in the case of termination by the Participant or the Company, of the Participant's employment within two (2) years after a Change in Control of the Company, unless such termination of employment is for cause, the Stock Option Award shall remain exercisable during a three-year period commencing on the effective date of termination; or

           (v)  if the Committee decides that it is in the best interest of the Company to permit individual exceptions.

        In no event may a Stock Option Award be exercised after its expiration date.

        For purposes of this Plan, the employment of individuals employed by a Subsidiary or Affiliate of the Company shall be deemed to have been terminated by the Company at such time as the Company ceases to hold, either directly or indirectly, at least 50% of the total ownership interests of the entity.

        6.9    Manner of Exercise.    A Stock Option Award may be exercised by the Participant (or, if the Stock Option Award has been duly transferred pursuant to Section 6.5, the transferee) with respect to part or all of the shares subject to the option by giving written notice to the Company or its designee of the exercise of the option according to such procedures as the Vice President, Human Resources may establish.

        6.10    Payment of Exercise Price.    The exercise price for the shares for which an option is exercised shall be paid by the exerciser within ten (10) business days after the date of exercise and the terms of the Stock Option Award may provide that the exercise price may be paid:

        (a)   in cash;

        (b)   in whole shares of Common Stock of the Company owned by the exerciser prior to exercising the option;

        (c)   by having the Company withhold shares that otherwise would be delivered to the exerciser pursuant to the exercise of the option in an amount equaling in value the exercise price;

        (d)   in a combination of either cash and delivery of shares, or cash and withholding of shares; or

        (e)   by whatever other means the Committee may deem appropriate, other than by a loan by the Company to the exerciser.

        The Company shall establish procedures in connection with payments pursuant to (b), (c), (d), and (e) above, to ensure that the Plan does not become subject to variable accounting by virtue of such payment methods. The value of any share of Common Stock delivered or withheld in payment of the exercise price shall be its Market Price on the date the option is exercised.

        6.11    Limits on Incentive Stock Options.    The aggregate fair market value of all shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any one calendar year, under this Plan or any other stock option plan maintained by the Company (or by any subsidiary or parent of the Company), shall not exceed $100,000. The fair market value of such shares of Stock shall be the mean of the high and low prices of the common Stock of the Company as reported in the New York Stock Exchange—Composite Transactions on the date the related Stock Option Award is granted (or on the next preceding day such Stock was traded on a stock exchange included in the New York Stock Exchange-Composite Transactions if it was not traded on any such exchange on the date the related stock option is granted).

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        6.12    Payment of Taxes.    To enable the Company to meet any applicable federal, state or local withholding tax requirements arising as a result of the exercise of a Stock Option Award, whether exercised by the Participant or his/her transferee, a Participant or the Participant's estate shall pay to the Company the amount of tax to be withheld, or may elect to satisfy such obligation:

        (a)   by delivering to the Company other shares of Common Stock of the Company owned by the Participant prior to exercising the option;

        (b)   by making a payment to the Company consisting of a combination of cash and such shares of Common Stock; or

        (c)   if the exerciser is the grantee Participant, by having the Company withhold shares that otherwise would be delivered to the Participant pursuant to the exercise of the option for which the tax is being withheld, provided that withholding by such method shall be limited to the minimum required applicable tax withholding.

        Such an election shall be made in such manner as may be prescribed by the Committee and the Committee shall have the right, in its discretion, to disapprove such election. Any such election must be made prior to the date to be used to determine the tax to be withheld and shall be irrevocable. The value of any share of Common Stock to be withheld by the Company or delivered to the Company pursuant to this Section 6.12 shall be the Market Price on the date used to determine the amount of tax to be withheld.

Section 7. Grants of Stock.

        7.1    Award Types.    The Committee may grant, either alone or in addition to other awards granted under the Plan, shares of Stock or Restricted Stock (hereinafter referred to as a "Stock Award") to such Participants as the Committee (or the Chief Executive Officer of the Company, if the Committee in its discretion delegates the right to allocate awards pursuant to Section 4) authorizes and under such terms as the Committee establishes. The Committee, in its discretion, may also make a cash payment to a Participant granted shares of Stock or Restricted Stock under the Plan to allow such Participant to satisfy tax obligations arising out of receipt of the Stock or Restricted Stock. Alternatively, the terms of the Stock or Restricted Stock grant may allow for the Participant to satisfy tax withholding obligations by the means set forth in Section 7.7.

        7.2    Aggregate and Individual Limits.    Notwithstanding any provision in this Plan to the contrary, the combined number of shares granted under the Plan pursuant to Stock Awards or Performance Awards shall not exceed 20% of the maximum number of shares of Stock available for award under this Plan as provided in Sections 5.2 and 5.3. In addition, no more than 300,000 shares as a Stock Award shall be granted to one individual in a calendar year unless pursuant to a multi-year award. Grants of Stock other than Restricted Stock shall only be made in lieu of salary or cash bonus.

        7.3    Vesting Periods.    A grant of Restricted Stock pursuant to this Section 7 shall be subject to a minimum vesting period of at least three (3) years, or such longer period as the Committee, in its sole discretion, may determine. Notwithstanding the foregoing, the Committee may grant shares of Restricted Stock with a vesting period of at least two (2) years, or such longer period as the Committee, in its sole discretion, may determine, so long as vesting is based on performance criteria.

        7.4    Rights as a Stockholder.    The Participant shall have, with respect to Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends, unless the Committee shall otherwise determine.

        7.5    Transferability.    Restricted Stock may not be sold or transferred by the Participant until any restrictions that have been established by the Committee have lapsed.

        7.6    Forfeiture.    Upon a termination by the Participant or the Company, of the Participant's employment for any reason during the period any restrictions are in effect, all Restricted Stock held by the Participant shall be forfeited without compensation to the Participant unless the Committee decides that it is in the best interest of the Company to permit individual exceptions.

        7.7    Payment of Taxes.    To enable the Company to meet any applicable federal, state or local withholding tax requirements arising as a result of the grant or vesting of a Stock Award, the Participant shall pay the Company the amount of tax to be withheld or may elect to satisfy such obligation:

        (a)   by having the Company withhold shares that otherwise would be delivered to the Participant pursuant to the granting or vesting of a Stock Award for which the tax is being withheld;

        (b)   by delivering to the Company other shares of Common Stock of the Company owned by the Participant prior to the grant or vesting of a Stock Award; or

        (c)   by making a payment to the Company consisting of a combination of cash and such shares of Common Stock.

        Such an election shall be made prior to the date to be used to determine the tax to be withheld. The value of any share of Common Stock to be withheld by the Company or delivered to the Company pursuant to this Section 7 shall be the Market Price on the date used to determine the amount of tax to be withheld.

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Section 8. Performance Awards.

        8.1    Award Types.    The Committee may grant, either alone or in addition to other awards granted under the Plan, awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, the market value of the Common Stock, or other securities of the Company ("Performance Awards") to such Participants as the Committee (or the Chief Executive Officer of the Company, if the Committee in its discretion delegates the right to allocate awards pursuant to Section 4) authorizes and under such terms as the Committee establishes. Performance Awards may be paid in Common Stock, Restricted Stock or other securities of the Company, cash or any other form of property as the Committee shall determine.

        8.2    Terms and Conditions of Awards.    Performance Awards shall entitle the Participant to receive an award if the measures of performance established by the Committee are met. The measures of performance shall be established by the Committee in its absolute discretion except that the performance measurement period shall be a period of at least twelve (12) months. The Committee shall determine the times at which Performance Awards are to be made and all conditions of such awards.

        8.3    Aggregate and Individual Limits.    Notwithstanding any provision in this Plan to the contrary, the combined number of shares granted under this Plan pursuant to Performance Awards or Stock Awards shall not exceed 20% of the maximum number of shares of Stock available for award under this Plan as provided in Sections 5.2 and 5.3. In addition, no more than 300,000 shares pursuant to any Performance Awards shall be granted to one individual in a calendar year unless pursuant to a multi-year award.

        8.4    Transferability.    The Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares received pursuant to this Section 8 prior to the date on which any applicable restriction or performance period established by the Committee lapses.

        8.5    Payment of Taxes.    To enable the Company to meet any applicable federal, state or local withholding tax requirements arising as a result of the vesting or payment of Performance Awards, a Participant shall pay the Company the amount of tax to be withheld or may elect to satisfy such obligation:

        (a)   by having the Company withhold shares that otherwise would be delivered to the Participant pursuant to the vesting or payment of Performance Awards for which the tax is being withheld;

        (b)   by delivering to the Company other shares of Common Stock of the Company owned by the Participant prior to the vesting or payment of Performance Awards; or

        (c)   by making a payment to the Company consisting of a combination of cash and such shares of Common Stock.

        Such an election shall be made prior to the date used to determine the tax to be withheld. The value of any share of Common Stock to be withheld by the Company or delivered to the Company pursuant to this Section 8.5 shall be the Market Price on the date used to determine the amount of tax to be withheld.

Section 9. General Provisions.

        9.1    Assignment.    Subject to the provisions of Section 6.5, if applicable, any assignment or transfer of any awards without the written consent of the Company shall be null and void.

        9.2    No Trust.    Nothing contained herein shall require the Company to segregate any monies from its general funds, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant for any year.

        9.3    No Right to Employment.    Participation in this Plan shall not affect the Company's right to discharge a Participant.

        9.4    Cancellation and Rescission of Awards.

        (a)   The Committee shall have the discretion with respect to any award granted under this Plan to establish upon its grant conditions under which (i) the award may be later forfeited, cancelled, rescinded, suspended, withheld or otherwise limited or restricted; or (ii) gains realized by the grantee in connection with an award or an award's exercise may be recovered; provided that such conditions and their consequences are (A) clearly set forth in the grant agreement or other grant document; and (B) fully comply with applicable laws. These conditions may include, without limitation, actions by the Participant which constitute a conflict of interest with the Company, are prejudicial to the Company's interests, or are in violation of any non-compete agreement or obligation, any confidentiality agreement or obligation, the Company's applicable policies or the Participant's terms and conditions of employment.

        (b)   The Committee may require, upon exercise, payment or delivery pursuant to an award, that the Participant certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the award grant.

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Section 10. Amendment, Suspension, or Termination

        10.1     The Board of Directors may suspend, terminate, or amend the Plan, including, but not limited to, such amendments as may be necessary or desirable resulting from changes in the federal income tax laws and other applicable laws, but may not, without the affirmative vote of a majority of all votes duly cast on the matter at a meeting of the stockholders of the Company (provided that the total votes cast on the matter represent over 50% of the shares entitled to vote on the matter): (a) increase the total number of shares of Stock that may be optioned or granted under this Plan; (b) amend Section 6.4 with respect to re-pricing of Stock Option Awards; (c) change the eligibility requirements for participation in the Plan; or (d) adopt any other material revision to this Plan that would require the approval of the stockholders under the rules promulgated by the New York Stock Exchange.

        10.2     It is the Company's intent that the Plan comply in all respects with Rule 16b-3 under the Exchange Act and any related regulations. If any provision of this Plan is later found not to be in compliance with such Rule and regulations, the provisions shall be deemed null and void. All grants to, and exercises of options by Executive Officers under this Plan shall be executed in accordance with the requirements of Section 16 of the Exchange Act and regulations promulgated thereunder.

Section 11. Governing Law.

        The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Connecticut and applicable federal law.

Section 12. Effective Date and Duration of the Plan.

        This Plan shall be effective as of January 1, 2002. No award shall be granted under this Plan on or after January 1, 2012.

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APPENDIX 4

PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT TO
RESTATED CERTIFICATE OF INCORPORATION
of
PRAXAIR, INC.

        Praxair, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that:

        FIRST, the name of the Corporation is Praxair, Inc.

        SECOND, the amendment to the Restated Certificate of Incorporation of the Corporation set forth in this Certificate of Amendment has been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

        THIRD, the Restated Certificate of Incorporation of the Corporation is hereby amended so that the first paragraph under Article IV, Capitalization, shall read in its entirety as follows:

ARTICLE IV

CAPITALIZATION

        The total number of shares of stock which the Corporation shall have authority to issue is 825,000,000 shares, with a par value of $.01 each, amounting in the aggregate to $8,250,000. Said shares shall consist of 25,000,000 shares of preferred stock and 800,000,000 shares of common stock.

        IN WITNESS WHEREOF Praxair, Inc. has caused this Certificate of Amendment to be duly executed by an authorized officer this [    ] day of May, 2004.

PRAXAIR, INC.
By:	Name:
Title:

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APPENDIX 5
PROPOSED STOCKHOLDER PROTECTION RIGHTS AGREEMENT

STOCKHOLDER PROTECTION RIGHTS AGREEMENT
Table of Contents

Page
ARTICLE I DEFINITIONS
1.1	Definitions	5-2
ARTICLE II THE RIGHTS
2.1	Summary of Rights	5-7
2.2	Legend on Common Stock Certificates	5-7
2.3	Exercise of Rights; Separation of Rights	5-7
2.4	Adjustments to Exercise Price; Number of Rights	5-9
2.5	Date on Which Exercise is Effective	5-9
2.6	Execution, Authentication, Delivery and Dating of Rights Certificates	5-10
2.7	Registration, Registration of Transfer and Exchange	5-10
2.8	Mutilated, Destroyed, Lost and Stolen Rights Certificates	5-10
2.9	Persons Deemed Owners	5-11
2.10	Delivery and Cancellation of Certificates	5-11
2.11	Agreement of Rights Holders	5-11
ARTICLE III ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS
3.1	Flip-in	5-11
3.2	Flip-over	5-13
ARTICLE IV THE RIGHTS AGENT
4.1	General	5-13
4.2	Merger or Consolidation or Change of Name of Rights Agent	5-13
4.3	Duties of Rights Agent	5-14
4.4	Change of Rights Agen	5-15
ARTICLE V MISCELLANEOUS
5.1	Redemption; Independent Director Review; and Stockholder Referendum	5-15
5.2	Expiration	5-16
5.3	Issuance of New Rights Certificates	5-16
5.4	Supplements and Amendments	5-17
5.5	Fractional Shares	5-17
5.6	Rights of Action	5-17
5.7	Holder of Rights Not Deemed a Stockholder	5-17
5.8	Notice of Proposed Actions	5-17
5.9	Notices	5-17
5.10	Suspension of Exercisability	5-18
5.11	Costs of Enforcement	5-18
5.12	Successors	5-18
5.13	Benefits of this Agreement	5-18
5.14	Determination and Actions by the Board of Directors, etc	5-18
5.15	Fiduciary Responsibilities of the Board of Directors	5-18
5.16	Descriptive Headings; Section References	5-19
5.17	GOVERNING LAW	5-19
5.18	Counterparts	5-19
5.19	Severability	5-19

EXHIBITS
Exhibit A	Form of Rights Certificate (Together with Form of Election to Exercise)	5-20
Exhibit B	Form of Certificate of Designation and Terms of Participating Preferred Stock	5-24

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STOCKHOLDER PROTECTION RIGHTS AGREEMENT

        STOCKHOLDER PROTECTION RIGHTS AGREEMENT (as amended from time to time, this "Agreement"), dated as of [May 3], 2004, between Praxair, Inc., a Delaware corporation (the "Company"), and Registrar and Transfer Company, a New Jersey corporation, as Rights Agent (the "Rights Agent", which term shall include any successor Rights Agent hereunder).

WITNESSETH:

        WHEREAS, the Stockholder Protection Rights Agreement, dated as of June 30, 2002, between the Company and Registrar and Transfer Company, as amended, will expire on May 3, 2004;

        WHEREAS, the Board of Directors of the Company desires to have a new Rights Agreement in place to replace the previous Rights Agreement upon the expiration thereof;

        WHEREAS, the Board of Directors of the Company has (a) authorized and declared a dividend of one right ("Right") in respect of each share of Common Stock (as hereinafter defined) held of record as of the close of business on April 30, 2004 (the "Record Time") payable in respect of each such share upon certification by the New York Stock Exchange to the Securities and Exchange Commission that the Rights have been approved for listing and registration (the "Payment Time") and (b) as provided in Section 2.4, authorized the issuance of one Right in respect of each share of Common Stock issued after the Record Time and prior to the Separation Time (as hereinafter defined) and, to the extent provided in Section 5.3, each share of Common Stock issued after the Separation Time;

        WHEREAS, subject to the terms and conditions hereof, each Right entitles the holder thereof, after the Separation Time, to purchase securities or assets of the Company (or, in certain cases, securities of certain other entities) pursuant to the terms and subject to the conditions set forth herein; and

        WHEREAS, the Company desires to appoint the Rights Agent to act on behalf of the Company, and the Rights Agent is willing so to act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;

        NOW THEREFORE, in consideration of the premises and the respective agreements set forth herein, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

        1.1   Definitions.    For purposes of this Agreement, the following terms have the meanings indicated:

        "Acquiring Person" shall mean any Person who is or becomes the Beneficial Owner of 20% or more of the outstanding shares of Common Stock; provided, however, that the term "Acquiring Person" shall not include any Person (i) who is the Beneficial Owner of 20% or more of the outstanding shares of Common Stock on the date of thisAgreement, or who shall become the Beneficial Owner of 20% or more of the outstanding shares of Common Stock solely as a result of an acquisition by the Company of shares of Common Stock, until such time hereafter or thereafter as such Person shall become the Beneficial Owner (other than by means of a stock dividend or stock split) of any additional shares of Common Stock while such Person is or as a result of which such Person becomes the Beneficial Owner of 20% or more of the outstanding shares of Common Stock, (ii) who becomes the Beneficial Owner of 20% or more of the outstanding shares of Common Stock but who acquired Beneficial Ownership of shares of Common Stock without any plan or intention to seek or affect control of the Company, if such Person promptly divests, or promptly enters into an agreement with, and satisfactory to, the Company, in its sole discretion, to divest, (without exercising or retaining any power, including voting power, with respect to such shares), sufficient shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) so that such Person ceases to be the Beneficial Owner of 20% or more of the outstanding shares of Common Stock or (iii) who Beneficially Owns shares of Common Stock consisting solely of one or more of (A) shares of Common Stock Beneficially Owned pursuant to the grant or exercise of an option granted to such Person (an "Option Holder") by the Company in connection with an agreement to merge with, or acquire, the Company entered into prior to a Flip-in Date, (B) shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) Beneficially Owned by such Option Holder or its Affiliates or Associates at the time of grant of such option and (C) shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) acquired by Affiliates or Associates of such Option Holder after the time of such grant which, in the aggregate, amount to less than 1% of the outstanding shares of Common Stock. In addition, the Company, any Subsidiary of the Company and any employee stock ownership or other employee benefit plan of the Company or a Subsidiary of the Company (or any entity or trustee holding shares of Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company) shall not be an Acquiring Person.

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        "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act, as such Rule is in effect on the date of this Agreement.

        "Agreement" shall have the meaning set forth in the Preamble.

        A Person shall be deemed the "Beneficial Owner", and to have "Beneficial Ownership" of, and to "Beneficially Own", any securities as to which such Person or any of such Person's Affiliates or Associates is or may be deemed to be the beneficial owner of pursuant to Rule 13d-3 and 13d-5 under the Exchange Act, as such Rules are in effect on the date of this Agreement, as well as any securities as to which such Person or any of such Person's Affiliates or Associates has the right to become Beneficial Owner (whether such right is exercisable immediately or only after the passage of time or the occurrence of conditions) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner", or to have "Beneficial Ownership" of, or to "Beneficially Own", any security (i) solely because such security has been tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered security is accepted for payment or exchange or (ii) solely because such Person or any of such Person's Affiliates or Associates has or shares the power to vote or direct the voting of such security pursuant to a revocable proxy or consent given in response to a public proxy or consent solicitation made to more than ten holders of shares of a class of stock of the Company registered under Section 12 of the Exchange Act and pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act, except if such power (or the arrangements relating thereto) is then reportable under Item 6 of Schedule 13D under the Exchange Act (or any similar provision of a comparable or successor report). Notwithstanding the foregoing, no officer or director of the Company shall be deemed to Beneficially Own any securities of any other Person by virtue of any actions such officer or director takes in such capacity. For purposes of this Agreement, in determining the percentage of the outstanding shares of Common Stock with respect to which a Person is the Beneficial Owner, all shares as to which such Person is deemed the Beneficial Owner shall be deemed outstanding.

        "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are generally authorized or obligated by law or executive order to close.

        "Close of Business" on any given date shall mean 5:00 p.m. New York City time on such date or, if such date is not a Business Day, 5:00 p.m. New York City time on the next succeeding Business Day.

        "Common Stock" shall mean the shares of Common Stock, par value $.01 per share, of the Company.

        "Company" shall have the meaning set forth in the Preamble.

        "Election to Exercise" shall have the meaning set forth in Section 2.3(d).

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Exchange Ratio" shall have the meaning set forth in Section 3.1(c).

        "Exchange Time" shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 3.1(c).

        "Exercise Price" shall mean, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall equal $150.

        "Expansion Factor" shall have the meaning set forth in Section 2.4(a).

        "Expiration Time" shall mean the earliest of (i) the Exchange Time, (ii) the Redemption Time, (iii) the Close of Business on May 2, 2009, unless, for purposes of this clause (iii), extended by action of the Stockholders (in which case the applicable time shall be the time at which it has been so extended) and (iv) immediately prior to the effective time of a consolidation, merger or statutory share exchange that does not constitute a Flip-over Transaction or Event.

        "Flip-in Date" shall mean the tenth business day after any Stock Acquisition Date or such earlier or later date and time as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Flip-in Date that would otherwise have occurred.

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        "Flip-over Entity," for purposes of Section 3.2, shall mean (i) in the case of a Flip-over Transaction or Event described in clause (i) of the definition thereof, the Person issuing any securities into which shares of Common Stock are being converted or exchanged and, if no such securities are being issued, the other Person that is a party to such Flip-over Transaction or Event and (ii) in the case of a Flip-over Transaction or Event referred to in clause (ii) of the definition thereof, the Person receiving the greatest portion of the (A) assets or (B) operating income or cash flow being transferred in such Flip-over Transaction or Event, provided in all cases if such Person is a Subsidiary of another Person, the ultimate parent entity of such Person shall be the Flip-over Entity.

        "Flip-over Stock" shall mean the capital stock (or similar equity interest) with the greatest voting power in respect of the election of directors (or other persons similarly responsible for the direction of the business and affairs) of the Flip-over Entity.

        "Flip-over Transaction or Event" shall mean a transaction or series of transactions, on or after a Flip-in Date, in which, directly or indirectly, (i) the Company shall consolidate or merge or participate in a statutory share exchange with any other Person if, at the time of consummation of the consolidation, merger or statutory share exchange or at the time the Company enters into any agreement with respect to any such consolidation, merger or statutory share exchange, the Acquiring Person is the Beneficial Owner of 90% or more of the outstanding shares of Common Stock or controls the Board of Directors of the Company and either (A) any term of or arrangement concerning the treatment of shares of capital stock in such consolidation, merger or statutory share exchange relating to the Acquiring Person is not identical to the terms and arrangements relating to other holders of the Common Stock or (B) the Person with whom the transaction or series of transactions occurs is the Acquiring Person or an Affiliate or Associate of the Acquiring Person or (ii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer) assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value) or (B) generating more than 50% of the operating income or cash flow, of the Company and its Subsidiaries (taken as a whole) to any Person (other than the Company or one or more of its wholly owned Subsidiaries) or to two or more such Persons which are Affiliates or Associates or otherwise acting in concert, if, at the time of the entry by the Company (or any such Subsidiary) into an agreement with respect to such sale or transfer of assets, the Acquiring Person or any of its Affiliates or Associates controls the Board of Directors of the Company. For purposes of the foregoing description, the term "Acquiring Person" shall include any Acquiring Person and its Affiliates and Associates, counted together as a single Person. An Acquiring Person shall be deemed to control the Company's Board of Directors when, on or following a Stock Acquisition Date, the persons who were directors of the Company (or persons nominated and/or appointed as directors by vote of a majority of such persons) before the Stock Acquisition Date shall cease to constitute a majority of the Company's Board of Directors.

        "Market Price" per share of any securities on any date shall mean the average of the daily closing prices per share of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if any event described in Section 2.4, or any analogous event, shall have caused the closing prices used to determine the Market Price on any Trading Days during such period of 20 Trading Days not to be fully comparable with the closing price on such date, each such closing price so used shall be appropriately adjusted in order to make it fully comparable with the closing price on such date. The closing price per share of any securities on any date shall be the last reported sale price, regular way, or, in case no such sale takes place or is quoted on such date, the average of the closing bid and asked prices, regular way, for each share of such securities, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, Inc. or, if the securities are not listed or admitted to trading on the New York Stock Exchange, Inc., as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the securities are listed or admitted to trading or, if the securities are not listed or admitted to trading on any national securities exchange, as reported by the NASDAQ National Market System or such other system then in use, or, if on any such date the securities are not listed or admitted to trading on any national securities exchange or quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected by the Board of Directors of the Company; provided, however, that if on any such date the securities are not listed or admitted to trading on a national securities exchange or traded in the over-the-counter market, the closing price per share of such securities on such date shall mean the fair value per share of such securities on such date as determined in good faith by the Board of Directors of the Company, after consultation with a nationally recognized investment banking firm, and set forth in a certificate delivered to the Rights Agent.

        "Option Holder" shall have the meaning set forth in the definition of Acquiring Person.

        "Payment Time" shall have the meaning set forth in the Recitals.

        "Person" shall mean any individual, firm, partnership, limited liability company, association, group (as such term is used in Rule 13d-5 under the Exchange Act, as such Rule is in effect on the date of this Agreement), corporation or other entity.

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        "Preferred Stock" shall mean the series of Participating Preferred Stock, no par value, of the Company created by a Certificate of Designation and Terms in substantially the form set forth in Exhibit B hereto appropriately completed.

        "Qualifying Offer" shall mean an offer determined by the Board of Directors of the Company to have, to the extent required for the type of offer specified, each of the following characteristics:

          (a)   a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding shares of Common Stock;

          (b)   an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act and is made by an offeror (including Affiliates or Associates of such offeror) that beneficially owns no more than 1% of the outstanding Common Stock as of the date of such commencement;

          (c)   an offer whose per-share offer price is greater than the highest reported market price for the Common Stock in the immediately preceding 24 months, with, in the case of an offer that includes shares of common stock of the offeror, such per-share offer price being determined using the lowest reported market price for common stock of the offeror during the five trading days immediately preceding and the five trading days immediately following the commencement of such offer within the meaning of Rule 14d-2(a) under the Exchange Act;

          (d)   If a fully-financed all-cash tender offer, an offer that, within 20 Business Days after the commencement date of the offer (or within 10 Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board of Directors of the Company rendering an opinion to the Board of Directors of the Company that the consideration being offered to the Stockholders is either unfair or inadequate;

          (e)   If the offer includes shares of common stock of the offeror, an offer pursuant to which (i) the offeror shall permit a nationally recognized investment banking firm retained by the Board of Directors of the Company and legal counsel designated by the Company to have access to such offeror's books, records, management, accountants and other appropriate outside advisers for the purposes of permitting such investment banking firm and such legal counsel to conduct a due diligence review of the offeror in order to permit such investment banking firm (relying as appropriate on the advice of such legal counsel) to be able to render an opinion to the Board of Directors of the Company with respect to whether the consideration being offered to the Stockholders is fair or adequate, and (ii) within 10 Business Days after such investment banking firm shall have notified the Company and the offeror that it had completed the due diligence review to its satisfaction (or following completion of such due diligence review within 10 Business Days after any increase in the consideration being offered), such investment banking firm does not render an opinion to the Board of Directors of the Company that the consideration being offered to the Stockholders is either unfair or inadequate and such investment banking firm does not after the expiration of such 10 Business Day period render an opinion to the Board of Directors of the Company that the consideration being offered to the Stockholders has become either unfair or inadequate based on a subsequent disclosure or discovery of a development or developments that have had or are reasonably likely to have a material adverse affect on the value of the common stock of the offeror;

          (f)    an offer that is subject only to the minimum tender condition described below in item (i) of this definition and other customary terms and conditions, which conditions shall not include any requirements with respect to the offeror or its agents being permitted any due diligence with respect to the books, records, management, accountants and other outside advisers of the Company;

          (g)   an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least 120 Business Days and, if a Special Meeting is duly requested in accordance with Section 5.1(c), for, at least 10 Business Days after the date of the Special Meeting or, if no Special Meeting is held within 90 Business Days following receipt of the Special Meeting Notice in accordance with Section 5.1(c), for at least 10 Business Days following such 90 Business Day Period;

          (h)   an offer pursuant to which the Company has received an irrevocable written commitment by the offeror that, in addition to the minimum time periods specified in item (g) of this definition, the offer, it if is otherwise to expire prior thereto, will be extended for at least 20 Business Days after any increase in the price offered, and after any bona fide alternative offer is commenced within the meaning of Rule 14d-2(a) of the Exchange Act;

          (i)    an offer that is conditioned on a minimum of at least two-thirds of the outstanding shares of the Common Stock being tendered and not withdrawn as of the offer's expiration date, which condition shall not be waivable;

          (j)    an offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders' statutory appraisal rights, if any; and

          (k)   an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the offer consideration, or otherwise change the terms of the offer in a way that is adverse to a tendering stockholder;

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          (l)    an offer pursuant to which the Company has received the written representation and certification of the offeror and, in their individual capacities, the written representations and certifications of the offeror's Chief Executive Officer and Chief Financial Officer, that (i) all facts about the offeror that would be material to making an investor's decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer within the meaning of Rule 14d-2(a) of the Exchange Act, and (ii) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open, and all required Exchange Act reports will be filed by the offeror in a timely manner during such period; and

          (m)  if the offer includes shares of common stock of the offeror, (i) the offeror is a publicly owned United States corporation, and its common stock is freely tradable and is listed or admitted to trading on either the New York Stock Exchange, Inc. or the NASDAQ National Market System, (ii) no stockholder approval of the offeror is required to issue such common stock, or, if required, has already been obtained, (iii) no Person (including such Person's Affiliates and Associates) beneficially owns more than 15% of the voting stock of the offeror at the time of commencement of the offer or at any time during the term of the offer, and (iv) no other class of voting stock of the offeror is outstanding, and the offeror meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act of 1933, as amended (the "Securities Act"); including, without limitation, the filing of all required Exchange Act reports in a timely manner during the 12 calendar months prior to the date of commencement of the offer.

        For the purposes of the definition of Qualifying Offer, "fully financed" shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (i) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board of Directors of the Company to maintain such availability until the offer is consummated or withdrawn, or (iii) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualifying Offer in accordance with this definition but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer and the provisions of Section 5.1(c) shall no longer be applicable to such offer, provided the actual redemption of the Rights pursuant to Section 5.1(c) shall not have already occurred.

        "Record Time" shall have the meaning set forth in the Recitals.

        "Redemption Price" shall mean an amount equal to one tenth of one cent, $0.001.

        "Redemption Time" shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 5.1.

        "Right" shall have the meaning set forth in the Recitals.

        "Rights Agent" shall have the meaning set forth in the Preamble.

        "Rights Certificate" shall have the meaning set forth in Section 2.3(c).

        "Rights Register" shall have the meaning set forth in Section 2.7(a).

        "Separation Time" shall mean the earlier of (i) the Close of Business on the tenth Business Day (or such later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Separation Time that would otherwise have occurred) after the date on which any Person commences a tender or exchange offer which, if consummated, would result in such Person's becoming an Acquiring Person and (ii) the time of the first event causing a Flip-in Date to occur; provided, that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time and provided further, that if any tender or exchange offer referred to in clause (i) of this paragraph is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of Common Stock pursuant thereto, such offer shall be deemed, for purposes of this paragraph, never to have been made.

        "Stock Acquisition Date" shall mean the earlier of (i) the first date on which there shall be a public announcement by the Company (by any means) that a Person has become an Acquiring Person or (ii) the date and time on which any Acquiring Person becomes the Beneficial Owner of more than 20% of the outstanding shares of Common Stock.

        "Stockholders" shall mean the holders of record of the Common Stock.

        "Subsidiary" of any specified Person shall mean any corporation or other entity of which a majority of the voting power of the equity securities or a majority of the equity or membership interest is Beneficially Owned, directly or indirectly, by such Person.

        "Trading Day," when used with respect to any securities, shall mean a day on which the New York Stock Exchange, Inc. is open for the transaction of business or, if such securities are not listed or admitted to trading on the New York Stock Exchange, Inc., a day on which the principal national securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if such securities are not listed or admitted to trading on any national securities exchange, a Business Day.

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ARTICLE II

THE RIGHTS

        2.1   Summary of Rights.    As soon as practicable after the Record Time, the Company will mail a letter summarizing the terms of the Rights to each holder of record of Common Stock as of the Record Time, at such holder's address as shown by the records of the Company.

        2.2   Legend on Common Stock Certificates.    Certificates for the Common Stock issued on or after the Record Time but prior to the Separation Time shall evidence one Right for each share of Common Stock represented thereby and shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

          Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, dated as of [May 3], 2004 (as such may be amended from time to time, the "Rights Agreement"), between Praxair, Inc. (the "Company") and Registrar and Transfer Company, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may become exercisable for securities or assets of the Company or securities of another entity, may be exchanged for shares of Common Stock or other securities or assets of the Company, may expire, may become void (if they are "Beneficially Owned" by an "Acquiring Person" or an Affiliate or Associate thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge after the receipt of a written request therefor.

        Certificates representing shares of Common Stock that are issued and outstanding at the Record Time shall, together with the letter mailed pursuant to Section 2.1, evidence one Right for each share of Common Stock evidenced thereby notwithstanding the absence of the foregoing legend.

        If the Common Stock issued after the Record Time but prior to the Separation Time shall be uncertificated, the registration of such Common Stock on the stock transfer books of the Company shall evidence one Right for each share of Common Stock represented thereby and the Company shall mail to every Person that holds such Common Stock a confirmation of the registration of such Common Stock on the stock transfer books of the Company, which confirmation will have impressed, printed, written or stamped thereon or otherwise affixed thereto the above legend. The Company shall mail or arrange for the mailing of a copy of this Agreement to any Person that holds Common Stock, as evidenced by the registration of the Common Stock in the name of such Person on the stock transfer books of the Company, without charge after the receipt of a written request therefor.

        2.3   Exercise of Rights; Separation of Rights.

          (a) Subject to Sections 3.1, 5.1 and 5.10 and subject to adjustment as herein set forth, each Right will entitle the holder thereof, at or after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price, one one-hundredth of a share of Preferred Stock.

          (b)   Until the Separation Time, (i) no Right may be exercised and (ii) each Right will be evidenced by the certificate for the associated share of Common Stock (or, if the Common Stock shall be uncertificated, by the registration of the associated Common Stock on the stock transfer books of the Company and the confirmation thereof provided for in Section 2.2), together, in the case of certificates issued prior to the Record Time, with the letter mailed to the record holder thereof pursuant to Section 2.1, and will be transferable only together with, and will be transferred by a transfer (whether with or without such letter or confirmation) of, such associated share.

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          (c)   Subject to the terms and conditions hereof, at or after the Separation Time and prior to the Expiration Time, the Rights (i) may be exercised and (ii) may be transferred independent of shares of Common Stock. Promptly following the Separation Time, the Rights Agent will mail to each holder of record of Common Stock as of the Separation Time (other than any Person whose Rights have become void pursuant to Section 3.1(b)), at such holder's address as shown by the records of the Company (the Company hereby agreeing to furnish copies of such records to the Rights Agent for this purpose), (x) a certificate (a "Rights Certificate") in substantially the form of Exhibit A hereto appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any national securities exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage, and (y) a disclosure statement describing the Rights.

          (d)   Subject to the terms and conditions hereof, Rights may be exercised on any Business Day on or after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent the Rights Certificate evidencing such Rights with an Election to Exercise (an "Election to Exercise") substantially in the form attached to the Rights Certificate duly completed, accompanied by payment in cash, or by certified or official bank check or money order payable to the order of the Company, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates (or, if uncertificated, the registration on the stock transfer books of the Company) for shares or depositary receipts (or both) in a name other than that of the holder of the Rights being exercised.

          (e)   Upon receipt of a Rights Certificate, with an Election to Exercise accompanied by payment as set forth in Section 2.3(d), and subject to the terms and conditions hereof, the Rights Agent will thereupon promptly (i) (A) requisition from a transfer agent stock certificates evidencing such number of shares or other securities to be purchased or, in the case of uncertificated shares or other securities, requisition from a transfer agent a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the stock transfer books of the Company (the Company hereby irrevocably authorizing its transfer agents to comply with all such requisitions), and (B) if the Company elects pursuant to Section 5.5 not to issue certificates (or effect registrations on the stock transfer books of the Company) representing fractional shares, requisition from the depositary selected by the Company depositary receipts representing the fractional shares to be purchased or requisition from the Company the amount of cash to be paid in lieu of fractional shares in accordance with Section 5.5 and (ii) after receipt of such certificates, depositary receipts, notices and/or cash, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered (in the case of certificates, depositary receipts or notices) in such name or names as may be designated by such holder.

          (f)    In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

          (g)   The Company covenants and agrees that it will (i) take all such action as may be necessary to ensure that all shares delivered (or evidenced by registration on the stock transfer books of the Company) upon exercise of Rights shall, at the time of delivery of the certificates (or registration) for such shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered (or registered) and fully paid and nonassessable; (ii) take all such action as may be necessary to comply with any applicable requirements of the Securities Act or the Exchange Act, and the rules and regulations thereunder, and any other applicable law, rule or regulation, in connection with the issuance of any shares upon exercise of Rights; and (iii) pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or of any shares issued upon the exercise of Rights, provided, that the Company shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates (or the registration) for shares in a name other than that of the holder of the Rights being transferred or exercised.

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        2.4    Adjustments to Exercise Price; Number of Rights.

        (a)   In the event the Company shall at any time after the Record Time and prior to the Separation Time (i) declare or pay a dividend on Common Stock payable in Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares of Common Stock, (x) the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of shares of Common Stock including any fractional shares in lieu of which such holder received cash (the "Expansion Factor") that a holder of one share of Common Stock immediately prior to such dividend, subdivision or combination would hold thereafter as a result thereof and (y) each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be distributed among the shares of Common Stock with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision or combination, so that each such share of Common Stock will have exactly one Right associated with it. Each adjustment made pursuant to this paragraph shall be made as of the payment or effective date for the applicable dividend, subdivision or combination.

        In the event the Company shall at any time after the Record Time and prior to the Separation Time issue any shares of Common Stock otherwise than in a transaction referred to in the preceding paragraph, each such share of Common Stock so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such share (or, if the Common Stock shall be uncertificated, such Right shall be evidenced by the registration of such Common Stock on the stock transfer books of the Company and the confirmation thereof provided for in Section 2.2). Rights shall be issued by the Company in respect of shares of Common Stock that are issued or sold by the Company after the Separation Time only to the extent provided in Section 5.3.

        (b)   In the event the Company shall at any time after the Record Time and prior to the Separation Time issue or distribute any securities or assets in respect of, in lieu of or in exchange for Common Stock (other than pursuant to any non-extraordinary periodic cash dividend or a dividend paid solely in Common Stock) whether by dividend, in a reclassification or recapitalization (including any such transaction involving a merger, consolidation or statutory share exchange) or otherwise, the Company shall make such adjustments, if any, in the Exercise Price, number of Rights and/or securities or other property purchasable upon exercise of Rights as the Board of Directors of the Company, in its sole discretion, may deem to be appropriate under the circumstances in order to adequately protect the interests of the holders of Rights generally, and the Company and the Rights Agent shall amend this Agreement as necessary to provide for such adjustments.

        (c)   Each adjustment to the Exercise Price made pursuant to this Section 2.4 shall be calculated to the nearest cent. Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.4, the Company shall (i) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment and (ii) promptly file with the Rights Agent and with each transfer agent for the Common Stock a copy of such certificate.

        (d)   Rights Certificates shall represent the right to purchase the securities purchasable under the terms of this Agreement, including any adjustment or change in the securities purchasable upon exercise of the Rights, even though such certificates may continue to express the securities purchasable at the time of issuance of the initial Rights Certificates.

        2.5    Date on Which Exercise is Effective.    Each Person in whose name any certificate for shares is issued (or registration on the stock transfer books is effected) upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares represented thereby on the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price for such Rights (and any applicable taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate (or registration) shall be dated, the next succeeding Business Day on which the stock transfer books of the Company are open.

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        2.6    Execution, Authentication, Delivery and Dating of Rights Certificates.

        (a)   The Rights Certificates shall be executed on behalf of the Company by its Chairman, President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Rights Certificates may be manual or facsimile.

        Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

        Promptly after the Separation Time, the Company will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Company to the Rights Agent for counter-signature, and, subject to Section 3.1(b), the Rights Agent shall manually countersign and deliver such Rights Certificates to the holders of the Rights pursuant to Section 2.3(c). No Rights Certificate shall be valid for any purpose unless manually countersigned by the Rights Agent.

  (b)
  Each Rights Certificate shall be dated the date of countersignature thereof.

        2.7    Registration, Registration of Transfer and Exchange.

        (a)   After the Separation Time, the Company will cause to be kept a register (the "Rights Register") in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed "Rights Registrar" for the purpose of maintaining the Rights Register for the Company and registering Rights and transfers of Rights after the Separation Time as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times after the Separation Time.

        After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Sections 2.7(c) and (d), the Company will execute, and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificate so surrendered.

        (b)   Except as otherwise provided in Section 3.1(b), all Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Company, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

        (c)   Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

        (d)   The Company shall not register the transfer or exchange of any Rights which have become void under Section 3.1(b), been exchanged under Section 3.1(c) or been redeemed under Section 5.1.

        2.8    Mutilated, Destroyed, Lost and Stolen Rights Certificates.

        (a)   If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, then, subject to Sections 3.1(b), 3.1(c) and 5.1, the Company shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

        (b)   If there shall be delivered to the Company and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, subject to Sections 3.1(b), 3.1(c) and 5.1 and in the absence of notice to the Company or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

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        (c)   As a condition to the issuance of any new Rights Certificate under this Section 2.8, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

        (d)   Every new Rights Certificate issued pursuant to this Section 2.8 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and, subject to Section 3.1(b) shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

        2.9    Persons Deemed Owners.    Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate or notice of transfer, if uncertificated) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name such Rights Certificate (or, prior to the Separation Time, such Common Stock certificate or Common Stock registration, if uncertificated) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, including the payment of the Redemption Price and neither the Company nor the Rights Agent shall be affected by any notice to the contrary. As used in this Agreement, unless the context otherwise requires, the term "holder" of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated shares of Common Stock).

        2.10    Delivery and Cancellation of Certificates.    All Rights Certificates surrendered upon exercise or for registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Company may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificates shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.10, except as expressly permitted by this Agreement. The Rights Agent shall destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Company.

        2.11    Agreement of Rights Holders.    Every holder of Rights by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of Rights that:

        (a)   prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated share of Common Stock;

        (b)   after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;

        (c)   prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate or Common Stock registration, if uncertificated) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate or Common Stock registration, if uncertificated) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;

        (d)   Rights Beneficially Owned by certain Persons will, under the circumstances set forth in Section 3.1(b), become void; and

        (e)   this Agreement may be supplemented or amended from time to time pursuant to Section 2.4(b) or 5.4.

ARTICLE III

ADJUSTMENTS TO THE RIGHTS IN
THE EVENT OF CERTAIN TRANSACTIONS

        3.1    Flip-in.

        (a)   In the event that prior to the Expiration Time a Flip-in Date shall occur, in substitution for rights set forth in Section 2.3, except as provided in this Section 3.1, each Right shall constitute the right to purchase from the Company, upon exercise thereof in accordance with the terms hereof (but subject to Section 5.10), that number of shares of Common Stock having an aggregate Market Price on the Stock Acquisition Date that gave rise to the Flip-in Date equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in order to protect the interests of the holders of Rights generally in the event that on or after such Stock Acquisition Date any of the events described in Section 2.4(a) or (b), or any analogous event, shall have occurred with respect to the Common Stock).

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        (b)   Notwithstanding the foregoing, any Rights that are or were Beneficially Owned on or after the Stock Acquisition Date by an Acquiring Person or an Affiliate or Associate thereof or by any transferee, direct or indirect, of any of the foregoing shall become void and any holder of such Rights (including transferees) shall thereafter have no right to exercise or transfer such Rights under any provision of this Agreement. If any Rights Certificate is presented for assignment or exercise and the Person presenting the same will not complete the certification set forth at the end of the form of assignment or notice of election to exercise and provide such additional evidence of the identity of the Beneficial Owner and its Affiliates and Associates (or former Beneficial Owners and their Affiliates and Associates) as the Company shall reasonably request, then the Company shall be entitled conclusively to deem the Beneficial Owner thereof to be an Acquiring Person or an Affiliate or Associate thereof or a transferee of any of the foregoing and accordingly will deem the Rights evidenced thereby to be void and not transferable or exercisable.

        (c)   The Board of Directors of the Company may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock elect to exchange all (but not less than all) the then outstanding Rights (which shall not include Rights that have become void pursuant to the provisions of Section 3.1(b)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted in order to protect the interests of holders of Rights generally in the event that after the Separation Time any of the events described in Section 2.4(a) or (b), or any analogous event, shall have occurred with respect to the Common Stock (such exchange ratio, as adjusted from time to time, being hereinafter referred to as the "Exchange Ratio").

        Immediately upon the action of the Board of Directors of the Company electing to exchange the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right (other than Rights that have become void pursuant to Section 3.1(b)), whether or not previously exercised, will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio. Promptly after the action of the Board of Directors electing to exchange the Rights, the Company shall give notice thereof (specifying the steps to be taken to receive shares of Common Stock in exchange for Rights) to the Rights Agent and the holders of the Rights (other than Rights that have become void pursuant to Section 3.1(b)) outstanding immediately prior thereto by mailing such notice in accordance with Section 5.9.

        Each Person in whose name any certificate for shares is issued (or for whom any registration on the stock transfer books of the Company is made) upon the exchange of Rights pursuant to this Section 3.1(c) or Section 3.1(d) shall for all purposes be deemed to have become the holder of record of the shares represented thereby on, and such certificate (or registration on the stock transfer books of the Company) shall be dated (or registered as of), the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of any applicable taxes and other governmental charges payable by the holder was made; provided, however, that if the date of such surrender and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate (or registration on the stock transfer books of the Company) shall be dated (or registered as of), the next succeeding Business Day on which the stock transfer books of the Company are open.

        (d)   Whenever the Company shall become obligated under Section 3.1(a) or (c) to issue shares of Common Stock upon exercise of or in exchange for Rights, the Company, at its option, may substitute therefor shares of Preferred Stock, at a ratio of one one-hundredth of a share of Preferred Stock for each share of Common Stock so issuable.

        (e)   In the event that there shall not be sufficient treasury shares or authorized but unissued shares of Common Stock or Preferred Stock of the Company to permit the exercise or exchange in full of the Rights in accordance with Section 3.1(a) or if the Company so elects to make the exchange referred to in Section 3.1(c), the Company shall take such action as shall be necessary to ensure and provide, as and when and to the maximum extent permitted by applicable law and any agreements or instruments in effect on the Stock Acquisition Date (and remaining in effect) to which it is a party, that each Right shall thereafter constitute the right to receive, (x) at the Company's option, either (A) in return for the Exercise Price, debt or equity securities or other assets (or a combination thereof) having a fair value equal to twice the Exercise Price, or (B) without payment of consideration (except as otherwise required by applicable law), debt or equity securities or other assets (or a combination thereof) having a fair value equal to the Exercise Price, or (y) if the Board of Directors of the Company elects to exchange the Rights in accordance with Section 3.1(c), debt or equity securities or other assets (or a combination thereof) having a fair value equal to the product of the Market Price of a share of Common Stock on the Flip-in Date times the Exchange Ratio in effect on the Flip-in Date, where in any case set forth in (x) or (y) above the fair value of such debt or equity securities or other assets shall be as determined in good faith by the Board of Directors of the Company, after consultation with a nationally recognized investment banking firm.

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        3.2    Flip-over.

        (a)   Prior to the Expiration Time, the Company shall not enter into any agreement with respect to, consummate or permit to occur any Flip-over Transaction or Event unless and until it shall have entered into a supplemental agreement with the Flip-over Entity, for the benefit of the holders of the Rights, providing that, upon consummation or occurrence of the Flip-over Transaction or Event (i) each Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms hereof, that number of shares of Flip-over Stock of the Flip-over Entity having an aggregate Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in order to protect the interests of the holders of Rights generally in the event that after such date of consummation or occurrence any of the events described in Section 2.4(a) or (b), or any analogous event, shall have occurred with respect to the Flip-over Stock) and (ii) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to this Agreement. The provisions of this Section 3.2 shall apply to successive Flip-over Transactions or Events.

        (b)   Prior to the Expiration Time, unless the Rights will be redeemed pursuant to Section 5.1 pursuant to an agreement entered into by the Company prior to a Flip-in Date, the Company shall not enter into any agreement with respect to, consummate or permit to occur any Flip-over Transaction or Event if at the time thereof there are any rights, warrants or securities outstanding or any other arrangements, agreements or instruments that would eliminate or otherwise diminish in any material respect the benefits intended to be afforded by this Rights Agreement to the holders of Rights upon consummation of such transaction.

ARTICLE IV

THE RIGHTS AGENT

        4.1    General.

        (a)   The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted to be done by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability.

        (b)   The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for securities (or registration on the stock transfer books of the Company) purchasable upon exercise of Rights, Rights Certificate, certificate for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

        4.2    Merger or Consolidation or Change of Name of Rights Agent.

        (a)   Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

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        (b)   In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

        4.3    Duties of Rights Agent.    The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

        (a)   The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

        (b)   Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the Rights Agent to be the Chairman, the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

        (c)   The Rights Agent will be liable hereunder only for its own negligence, bad faith or willful misconduct.

        (d)   The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates, if any, for securities purchasable upon exercise of Rights or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.

        (e)   The Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any certificate, if any, for securities purchasable upon exercise of Rights or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 3.1(b)) or any adjustment required under the provisions of Section 2.4, 3.1 or 3.2 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.4 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any securities purchasable upon exercise of Rights or any Rights or as to whether any securities purchasable upon exercise of Rights will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and nonassessable.

        (f)    The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

        (g)   The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be the Chairman, the President or any Vice President or the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer of the Company, and to apply to such persons for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such person.

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        (h)   The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Stock, Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

        (i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

        4.4    Change of Rights Agent.    The Rights Agent may resign and be discharged from its duties under this Agreement upon 90 days' notice (or such lesser notice as is acceptable to the Company) in writing mailed to the Company and to each transfer agent of Common Stock by registered or certified mail, and to the holders of the Rights in accordance with Section 5.9. The Company may remove the Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Rights in accordance with Section 5.9. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder's Rights Certificate for inspection by the Company), then the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a Person organized and doing business under the laws of the United States or any state of the United States, in good standing, which is authorized under such laws to exercise the powers of the Rights Agent contemplated by this Agreement. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

ARTICLE V

MISCELLANEOUS

        5.1    Redemption; Independent Director Review; and Stockholder Referendum.

        (a)   The Board of Directors of the Company may, at its option, at any time prior to the close of business on the Flip-in Date, elect to redeem all (but not less than all) of the then outstanding Rights at the Redemption Price and the Company, at its option, may pay the Redemption Price either in cash or shares of Common Stock or other securities of the Company deemed by the Board of Directors, in the exercise of its sole discretion, to be at least equivalent in value to the Redemption Price.

        (b)   A committee of independent directors of the Company will evaluate the Agreement annually to determine whether it continues to be in the best interests of the Company's stockholders or, rather, if the Rights should be redeemed.

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        (c)   In the event the Company, not earlier than 90 Business Days nor later than 120 Business Days following the commencement of a Qualifying Offer within the meaning of Rule 14(d)-2(a) under the Exchange Act, which has not been terminated prior thereto and which continues to be a Qualifying Offer, receives a written notice complying with the terms of this Section 5.1(c) (the "Special Meeting Notice") that is properly executed by the holders of record (or their duly authorized proxy) of a majority of the shares of Common Stock then outstanding directing the Board of Directors of the Company to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a "Special Meeting") a resolution authorizing the redemption of all, but not less than all, of the then outstanding Rights at the Redemption Price (the "Redemption Resolution"), then the Board of Directors of the Company shall take such actions as are necessary or desirable to cause the Redemption Resolution to be so submitted to a vote of stockholders, by including a proposal relating to adoption of the Redemption Resolution in the proxy materials of the Company for the Special Meeting. For purposes of a Special Meeting Notice, the record date for determining eligible holders of record shall be the 90th Business Day following the commencement of a Qualifying Offer. Any Special Meeting Notice must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the stockholders of record executing the request (x) the name and address of such stockholders, as they appear on the Company's books and records, (y) the class and number of shares of Common Stock which are owned of record by each of such stockholders, and (z) in the case of Common Stock that is owned beneficially by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Notice only after obtaining instructions to do so from such beneficial owner. Subject to the requirements of applicable law, the Board of Directors of the Company may take a position in favor of or opposed to the adoption of the Redemption Resolution, or no position with respect to the Redemption Resolution, as it determines to be appropriate in the exercise of its duties. In the event that no Person has become an Acquiring Person prior to the redemption date referred to in this Section 5.1(c), and the Qualifying Offer continues to be a Qualifying Offer and either (i) the Special Meeting is not held on or prior to the 90th Business Day following receipt of the Special Meeting Notice, or (ii) if, at the Special Meeting, the holders of a majority of the shares of Common Stock outstanding as of the record date for the Special Meeting selected by the Board of Directors of the Company shall vote in favor of the Redemption Resolution, then all of the Rights shall be deemed redeemed by such failure to hold the Special Meeting or as a result of such stockholder action, as the case may be, at the Redemption Price, or the Board of Directors shall take such other action as would prevent the existence of the Rights from interfering with the consummation of the Qualifying Offer, effective either (i) as of the Close of Business on the 90th Business Day following receipt of the Special Meeting Notice if a Special Meeting is not held on or prior to such date or (ii) as of the date on which the results of the vote on the Redemption Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be.

        (d)   Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights pursuant to Section 5.1(a) or the effectiveness of such redemption pursuant to Section 5.1(c) (or, if the resolution of the Board of Directors electing to redeem the Rights pursuant to Section 5.1(a) states that the redemption will not be effective until the occurrence of a specified future time or event, upon the occurrence of such future time or event), without any further action and without any notice, the right to exercise the Rights will terminate and each Right, whether or not previously exercised, will thereafter represent only the right to receive the Redemption Price in cash or securities, as determined by the Board of Directors; provided, however, that such resolution of the Board of Directors of the Company pursuant to Section 5.1(a) may be revoked, rescinded or otherwise modified at any time prior to the time and date of effectiveness set forth in such resolution, in which event the right to exercise will not terminate at the time and date originally set for such termination by the Board of Directors of the Company. Promptly after the Rights are redeemed, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice in accordance with Section 5.9.

        5.2    Expiration.    The Rights and this Agreement shall expire at the Expiration Time and no Person shall have any rights pursuant to this Agreement or any Right after the Expiration Time, except, if the Rights are exchanged or redeemed, as provided in Section 3.1 or 5.1, respectively.

        5.3    Issuance of New Rights Certificates.    Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind or class of shares of stock purchasable upon exercise of Rights made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock by the Company following the Separation Time and prior to the Expiration Time pursuant to the terms of securities convertible or redeemable into shares of Common Stock (other than any securities issued or issuable in connection with the exercise or exchange of Rights) or to options, in each case issued or granted prior to, and outstanding at, the Separation Time, the Company shall issue to the holders of such shares of Common Stock, Rights Certificates representing the appropriate number of Rights in connection with the issuance or sale of such shares of Common Stock; provided, however, in each case, (i) no such Rights Certificate shall be issued, if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or to the Person to whom such Rights Certificates would be issued, (ii) no such Rights Certificates shall be issued if, and to the extent that, appropriate adjustment shall have otherwise been made in lieu of the issuance thereof, and (iii) the Company shall have no obligation to distribute Rights Certificates to any Acquiring Person or Affiliate or Associate of an Acquiring Person or any transferee of any of the foregoing.

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        5.4    Supplements and Amendments.    Except for any extension of the Expiration Date (or any changes in the definition thereof), which can only be done by action of the Stockholders, the Company and the Rights Agent may from time to time supplement or amend this Agreement without the approval of any holders of Rights (i) prior to the Close of Business on the Flip-in Date, in any respect and (ii) after the Close of Business on the Flip-in Date, to make any changes that the Company may deem necessary or desirable and which shall not materially adversely affect the interests of the holders of Rights generally or in order to cure any ambiguity or to correct or supplement any provision contained herein which may be inconsistent with any other provisions herein or otherwise defective. The Rights Agent will duly execute and deliver any supplement or amendment hereto requested by the Company which satisfies the terms of the preceding sentence, provided that any supplement or amendment shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. The Board of Directors of the Company will materially amend this Agreement only if, in the exercise of its fiduciary responsibilities under Delaware law, and acting by a majority of its independent directors, it determines that such action is in the best interest of the Stockholders. If so adopted, any such material amendment will be submitted to a non-binding vote of Stockholders as a separate ballot item at the next annual meeting of Stockholders occurring at least six months after such adoption.

        5.5    Fractional Shares.    If the Company elects not to issue certificates representing (or register on the stock transfer books of the Company) fractional shares upon exercise, redemption or exchange of Rights, the Company shall, in lieu thereof, in the sole discretion of the Board of Directors, either (a) evidence such fractional shares by depositary receipts issued pursuant to an appropriate agreement between the Company and a depositary selected by it, providing that each holder of a depositary receipt shall have all of the rights, privileges and preferences to which such holder would be entitled as a beneficial owner of such fractional share, or (b) pay to the registered holder of such Rights the appropriate fraction of the Market Price per share in cash.

        5.6    Rights of Action.    Subject to the terms of this Agreement (including Sections 3.1(b) and 5.14), rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights; and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise such holder's Rights in the manner provided in such holder's Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

        5.7    Holder of Rights Not Deemed a Stockholder.    No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of shares or any other securities which may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 5.8), or to receive dividends or subscription rights, or otherwise, until such Rights shall have been exercised or exchanged in accordance with the provisions hereof.

        5.8    Notice of Proposed Actions.    In case the Company shall propose at or after the Separation Time and prior to the Expiration Time (i) to effect or permit a Flip-over Transaction or Event or (ii) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Right, in accordance with Section 5.9, a notice of such proposed action, which shall specify the date on which such Flip-over Transaction or Event, liquidation, dissolution, or winding up is to take place, and such notice shall be so given at least 20 Business Days prior to the date of the taking of such proposed action.

        5.9    Notices.    Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Company shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

    Praxair, Inc.
    39 Old Ridgebury Road
    Danbury, Connecticut 06810
    Attention: General Counsel

5-17

        Any notice or demand authorized or required by this Agreement to be given or made by the Company or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered or sent by first class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

    Registrar and Transfer Company
    10 Commerce Drive
    Cranford, New Jersey 07016-3572

        Notices or demands authorized or required by this Agreement to be given or made by the Company or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

        5.10    Suspension of Exercisability.    To the extent that the Company determines in good faith that some action will or need be taken pursuant to Section 3.1 or to comply with federal or state securities laws, the Company may suspend the exercisability of the Rights for a reasonable period in order to take such action or comply with such laws. In the event of any such suspension, the Company shall issue as promptly as practicable a public announcement stating that the exercisability or exchangeability of the Rights has been temporarily suspended. Notice thereof pursuant to Section 5.9 shall not be required.

        Failure to give a notice pursuant to the provisions of this Agreement shall not affect the validity of any action taken hereunder.

        5.11    Costs of Enforcement.    The Company agrees that if the Company or any other Person the securities of which are purchasable upon exercise of Rights fails to fulfill any of its obligations pursuant to this Agreement, then the Company or such Person will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder in actions to enforce such holder's rights pursuant to any Rights or this Agreement.

        5.12    Successors.    All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

        5.13    Benefits of this Agreement.    Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement and this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of the Rights.

        5.14    Determination and Actions by the Board of Directors, etc.    The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement. All such actions, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) done or made by the Board, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board of Directors of the Company to any liability to the holders of the Rights.

        5.15    Fiduciary Responsibilities of the Board of Directors.    Nothing contained in this Agreement shall be deemed to be in derogation of the obligation of the Board of Directors of the Company to exercise its fiduciary duties. Without limiting the foregoing, nothing contained herein shall be construed to suggest or imply that the Board of Directors of the Company shall not be entitled to reject any offer to acquire the Company, or to recommend that Stockholders reject any offer, or to take any other action (including, without limitation, the commencement, prosecution, defense or settlement of any litigation), with respect to any offer or any proposal to acquire the Company that the Board of Directors of the Company believes is necessary or appropriate in the exercise of such fiduciary duties. Nothing in this Agreement shall be construed as limited or prohibiting the Company from proposing or engaging, at any time, in any acquisition, disposition or other transfer of any securities of the Company, any merger or consolidation involving the Company, any sale or other transfer of assets of the Company, any liquidation, dissolution or winding-up of the Company, or any other business combination or other transaction, or any other action by the Company.

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        5.16    Descriptive Headings; Section References.    Descriptive headings appear herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Where a reference in this Agreement is made to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated.

        5.17    GOVERNING LAW.    THIS AGREEMENT AND EACH RIGHT ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE APPLICABLE TO CONTRACTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE.

        5.18    Counterparts.    This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

        5.19    Severability.    If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PRAXAIR, INC.
By:
Name:
Title:
REGISTRAR AND TRANSFER COMPANY
By:
Name:
Title:

5-19

EXHIBIT A
[Form of Rights Certificate]

Certificate No. W-	Rights

THE RIGHTS ARE SUBJECT TO REDEMPTION OR MANDATORY EXCHANGE, AT THE OPTION OF THE COMPANY OR THE COMPANY'S STOCKHOLDERS, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS OR AFFILIATES OR ASSOCIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR TRANSFEREES OF ANY OF THE FOREGOING WILL BE VOID.

Rights Certificate

PRAXAIR, INC.

        This certifies that                        , or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Stockholder Protection Rights Agreement, dated as of [May 3], 2004 (as amended from time to time, the "Rights Agreement"), between Praxair, Inc., a Delaware corporation (the "Company"), and Registrar and Transfer Company, a New Jersey corporation, as Rights Agent (the "Rights Agent", which term shall include any successor Rights Agent under the Rights Agreement), to purchase from the Company at any time after the Separation Time (as such term is defined in the Rights Agreement) and prior to the close of business on May 2, 2009, one one-hundredth of a fully paid share of Participating Preferred Stock, no par value (the "Preferred Stock"), of the Company (subject to adjustment as provided in the Rights Agreement) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise duly executed at the principal office of the Rights Agent in Cranford, New Jersey. The Exercise Price shall initially be $150 per Right and shall be subject to adjustment in certain events as provided in the Rights Agreement.

        In certain circumstances described in the Rights Agreement, the Rights evidenced hereby may entitle the registered holder thereof to purchase securities of an entity other than the Company or Common Stock or other securities of the Company other than Preferred Stock or assets of the Company, all as provided in the Rights Agreement.

        This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal office of the Company and are available without cost upon written request.

        This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

        Subject to the provisions of the Rights Agreement, each Right evidenced by this Certificate may be (a) redeemed by the Company under certain circumstances, at its option or at the option of the Company's stockholders, at a redemption price of $0.001 per Right or (b) exchanged by the Company under certain circumstances, at its option, for one share of Common Stock or one one-hundredth of a share of Preferred Stock per Right (or, in certain cases, other securities or assets of the Company), subject in each case to adjustment in certain events as provided in the Rights Agreement.

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        No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of any securities which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

        This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

        WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Date:

ATTEST:	PRAXAIR, INC.
By:
Secretary
Countersigned: REGISTRAR AND TRANSFER COMPANY
By:
Authorized Signature

5-21

FORM OF RIGHTS CERTIFICATE [REVERSE SIDE]
[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT
(To be executed by the registered holder if such holder desires to transfer this Rights Certificate.)

FOR VALUE RECEIVED	hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                                           Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:                        ,

Signature Guaranteed:

Signature

(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to Exchange Act Rule 17Ad-15.

(To be completed if true)

The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

NOTICE

In the event the certification set forth above is not completed in connection with a purported assignment, the Company will deem the Beneficial Owner of the Rights evidenced by the enclosed Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.

5-22

[To be attached to each Right Certificate]

FORM OF ELECTION TO EXERCISE
(To be executed if holder desires to exercise the Rights Certificate.)

TO:    PRAXAIR, INC.

The undersigned hereby irrevocably elects to exercise                        whole Rights represented by the attached Rights Certificate to purchase the shares of Common Stock or Participating Preferred Stock issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

ADDRESS:

Social Security or Other Taxpayer Identification Number:

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

ADDRESS:

Social Security or Other Taxpayer Identification Number:

Dated:                        ,

Signature Guaranteed:
Signature

(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to Exchange Act Rule 17Ad-15.

(To be completed if true)

The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by the attached Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

NOTICE

In the event the certification set forth above is not completed in connection with a purported exercise, the Company will deem the Beneficial Owner of the Rights evidenced by the attached Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.

5-23

EXHIBIT B

        FORM OF CERTIFICATE OF DESIGNATION AND TERMS OF PARTICIPATING
PREFERRED STOCK OF PRAXAIR, INC.

Pursuant to Section 151 of the General
CORPORATION LAW OF THE STATE OF DELAWARE

        We, the undersigned,                         and                         , the                        , and                        , respectively, of Praxair, Inc., a Delaware corporation (the "Corporation"), do hereby certify as follows:

        Pursuant to authority granted by Article IV of the Restated Certificate of Incorporation of the Corporation, as amended, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation has adopted the following resolutions fixing the designation and certain terms, powers, preferences and other rights of a new series of the Corporation's Preferred Stock, no par value, and certain qualifications, limitations and restrictions thereon:

        RESOLVED, that there is hereby established a series of Preferred Stock, no par value, of the Corporation, and the designation and certain terms, powers, preferences and other rights of the shares of such series, and certain qualifications, limitations and restrictions thereon, are hereby fixed as follows:

        (i)    The distinctive serial designation of this series shall be "Participating Preferred Stock" (hereinafter called "this Series"). Each share of this Series shall be identical in all respects with the other shares of this Series except as to the dates from and after which dividends thereon shall be cumulative.

        (ii)   The number of shares in this Series shall initially be                        ,1 which number may from time to time be increased or decreased (but not below the number then outstanding) by the Board of Directors. Shares of this Series purchased by the Corporation shall be cancelled and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series. Shares of this Series may be issued in fractional shares which are whole number multiples of one one-hundredth of a share, which fractional shares shall entitle the holder, in proportion to such holder's fractional share, to all rights of a holder of a whole share of this Series.

        (iii)  The holders of full or fractional shares of this Series shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds legally available therefor, dividends, (A) on each date that dividends or other distributions (other than dividends or distributions payable in Common Stock of the Corporation) are payable on or in respect of Common Stock comprising part of the Reference Package (as defined below), in an amount per whole share of this Series equal to the aggregate amount of dividends or other distributions (other than dividends or distributions payable in Common Stock of the Corporation) that would be payable on such date to a holder of the Reference Package and (B) on the last day of March, June, September and December in each year, in an amount per whole share of this series equal to the excess (if any) of $            2 over the aggregate dividends paid per whole share of this Series during the three month period ending on such last day. Each such dividend shall be paid to the holders of record of shares of this Series on the date, not exceeding sixty days preceding such dividend or distribution payment date, fixed for the purpose by the Board of Directors in advance of payment of each particular dividend or distribution. Dividends on each full and each fractional share of this Series shall be cumulative from the date such full or fractional share is originally issued; provided that any such full or fractional share originally issued after a dividend record date and on or prior to the dividend payment date to which such record date relates shall not be entitled to receive the dividend payable on such dividend payment date or any amount in respect of the period from such original issuance to such dividend payment date.

        The term "Reference Package" shall initially mean 100 shares of Common Stock, no par value ("Common Stock"), of the Corporation. In the event the Corporation shall at any time after the close of business on                        ,            3 (A) declare or pay a dividend on any Common Stock payable in Common Stock, (B) subdivide any Common Stock or (C) combine any Common Stock into a smaller number of shares, then and in each such case the Reference Package after such event shall be the Common Stock that a holder of the Reference Package immediately prior to such event would hold thereafter as a result thereof.

        Holders of shares of this Series shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided on this Series.

1
Insert number equal to the number of shares of Common Stock outstanding on date prior to filing certificate of designation divided by 100.

2
Insert an amount equal to 1/4 of 1% of the Exercise Price divided by the number of shares of Preferred Stock purchasable upon exercise of one Right (i.e., a guaranteed 1% dividend).

3
For a certificate of designation relating to shares to be issued pursuant to Section 2.3 of the Rights Agreement, insert the Separation Time. For a certificate of designation relating to shares to be issued pursuant to Section 3.1(d) of the Rights Agreement, insert the Flip-in Date.

5-24

        So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to this Series as to dividends or upon liquidation, unless the full cumulative dividends (including the dividend to be paid upon payment of such dividend or other distribution) on all outstanding shares of this Series shall have been, or shall contemporaneously be, paid. When dividends are not paid in full upon this Series and any other stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other stock ranking on a parity as to dividends shall be declared pro rata so that in all cases the amount of dividends declared per share on this Series and such other stock shall bear to each other the same ratio that accumulated dividends per share on the shares of the Series and such other stock bear to each other. Neither the Common Stock nor any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation), unless the full cumulative dividends (including the dividend to be paid upon payment of such dividend, distribution, redemption, purchase or other acquisition) on all outstanding shares of this Series shall have been, or shall contemporaneously be, paid.

        (iv)  In the event of any merger, consolidation, reclassification or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of this Series shall at the same time be similarly exchanged or changed in an amount per whole share equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, that a holder of the Reference Package would be entitled to receive as a result of such transaction.

        (v)   In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of full and fractional shares of this Series shall be entitled, before any distribution or payment is made on any date to the holders of the Common Stock or any other stock of the Corporation ranking junior to this series upon liquidation, to be paid in full an amount per whole share of this Series equal to the greater of (A) $            4 or (B) the aggregate amount distributed or to be distributed in connection with such liquidation, dissolution or winding up to a holder of the Reference Package (such greater amount being hereinafter referred to as the "Liquidation Preference"), together with accrued dividends to such distribution or payment date, whether or not earned or declared. If such payment shall have been made in full to all holders of shares of this Series, the holders of shares of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

        In the event the assets of the Corporation available for distribution to the holders of shares of this Series upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to the first paragraph of this Section (v), no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such liquidation, dissolution or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such liquidation, dissolution or winding up.

        Upon the liquidation, dissolution or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to the first paragraph of this Section (v) before any payment shall be made to the holders of Common Stock or any other stock of the Corporation ranking junior upon liquidation to this Series.

        For the purposes of this Section (v), the consolidation or merger of, or binding statutory share exchange by, the Corporation with any other corporation shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.

  (vi)
  The shares of this Series shall not be redeemable.

  (vii)
  In addition to any other vote or consent of stockholders required by law or by the Restated Certificate of Incorporation, as amended, of the Corporation, and except as otherwise required by law, each share (or fraction thereof) of this Series shall, on any matter, vote as a class with any other capital stock

5-25

    comprising part of the Reference Package and shall have the number of votes thereon that a holder of the Reference Package would have.

        IN WITNESS WHEREOF, the undersigned have signed and attested this certificate on the            day of                        ,        .

Attest:

4
Insert an amount equal to 100 times the Exercise Price in effect as of the Separation Time.

5-26

QuickLinks

PRELIMINARY PROXY STATEMENT
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 27, 2004
PRELIMINARY PROXY STATEMENT
SHARE OWNERSHIP
CORPORATE GOVERNANCE AND BOARD PRACTICES
THE BOARD OF DIRECTORS
EXECUTIVE OFFICERS
SHAREHOLDER RETURN
EXECUTIVE COMPENSATION
Compensation and Management Development Committee Report on Executive Compensation
TABLE 1
TABLE 2
TABLE 3
TABLE 4
THE INDEPENDENT AUDITORS
AUDIT COMMITTEE REPORT
DISCLOSURES CONCERNING THE BOARD'S PROPOSALS TO SHAREHOLDERS
MISCELLANEOUS
APPENDIX 1
CORPORATE GOVERNANCE GUIDELINES
APPENDIX 2
BOARD POLICY DIRECTOR INDEPENDENCE STANDARDS
RESTATED 2002 PRAXAIR, INC. LONG TERM INCENTIVE PLAN INCORPORATING THE PROPOSED AMENDMENT
APPENDIX 4 PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION CERTIFICATE OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION of PRAXAIR, INC.
ARTICLE IV CAPITALIZATION
APPENDIX 5 PROPOSED STOCKHOLDER PROTECTION RIGHTS AGREEMENT STOCKHOLDER PROTECTION RIGHTS AGREEMENT Table of Contents
STOCKHOLDER PROTECTION RIGHTS AGREEMENT
WITNESSETH
ARTICLE I DEFINITIONS
ARTICLE II THE RIGHTS
ARTICLE III ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS
ARTICLE IV THE RIGHTS AGENT
ARTICLE V MISCELLANEOUS
EXHIBIT A [Form of Rights Certificate]
Rights Certificate PRAXAIR, INC.
FORM OF RIGHTS CERTIFICATE [REVERSE SIDE] [Form of Reverse Side of Rights Certificate]
FORM OF ASSIGNMENT (To be executed by the registered holder if such holder desires to transfer this Rights Certificate.)
NOTICE
FORM OF ELECTION TO EXERCISE (To be executed if holder desires to exercise the Rights Certificate.)
NOTICE
EXHIBIT B
Pursuant to Section 151 of the General CORPORATION LAW OF THE STATE OF DELAWARE